Document and Entity Information (USD $) In Millions, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Feb. 29, 2012	Jun. 30, 2011
Document and Entity Information [Abstract]
Entity Registrant Name	MICHAEL BAKER CORP
Entity Central Index Key	0000009263
Document Type	10-K
Document Period End Date	Dec 31, 2011
Amendment Flag	false
Document Fiscal Year Focus	2011
Document Fiscal Period Focus	FY
Current Fiscal Year End Date	--12-31
Entity Well-known Seasoned Issuer	No
Entity Voluntary Filers	No
Entity Current Reporting Status	Yes
Entity Filer Category	Accelerated Filer
Entity Public Float			$ 171.4
Entity Common Stock, Shares Outstanding		9,565,312

Consolidated Statements of Income (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Consolidated Statements of Income [Abstract]
Revenues	$ 538,424	$ 499,353	$ 445,177
Cost of work performed	436,170	400,296	357,197
Gross profit	102,254	99,057	87,980
Selling, general and administrative expenses	78,096	76,768	57,422
Operating income	24,158	22,289	30,558
Other income/(expense):
Equity income from unconsolidated subsidiaries	693	2,576	7,057
Interest income	395	399	160
Interest expense	(97)	(276)	(70)
Other, net	(249)	(296)	257
Income before income taxes and noncontrolling interests	24,900	24,692	37,962
Provision for income taxes	7,142	9,246	13,234
Net income from continuing operations before noncontrolling interests	17,758	15,446	24,728
Income/(loss) from discontinued operations, net of tax	480	(2,512)	2,484
Net income before noncontrolling interests	18,238	12,934	27,212
Less: Income attributable to noncontrolling interests	934	768	291
Net income attributable to Michael Baker Corporation	17,304	12,166	26,921
Other comprehensive (loss)/income
Unrealized loss on investments	(30)	(17)
Foreign currency translation adjustments	20	270	163
Foreign currency reclassification adjustments			2,069
Less: Foreign currency translation adjustments attributable to noncontrolling interests with reclassification adjustments			(233)
Comprehensive income attributable to Michael Baker Corporation	$ 17,294	$ 12,419	$ 28,920
Earnings per share ("E.P.S.") attributable to Michael Baker Corporation
Basic E.P.S. - Continuing operations	$ 1.81	$ 1.64	$ 2.77
Diluted E.P.S. - Continuing operations	$ 1.8	$ 1.6	$ 2.75
Basic E.P.S. - Net income	$ 1.86	$ 1.36	$ 3.04
Diluted E.P.S. - Net income	$ 1.85	$ 1.33	$ 3.01

Consolidated Balance Sheets (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Current Assets
Cash and cash equivalents	$ 36,050	$ 77,443
Available-for-sale securities	12,323	9,795
Receivables, net of allowances of $1,259 and $601, respectively	104,091	73,681
Unbilled revenues on contracts in progress	77,713	58,884
Prepaid expenses and other	8,951	5,644
Prepaid taxes	7,149	4,756
Total current assets	246,277	230,203
Property, Plant and Equipment, net	20,903	16,847
Goodwill	81,598	53,441
Other intangible assets, net	22,907	14,569
Other long-term assets	8,189	6,005
Total assets	379,874	321,065
Current Liabilities
Accounts payable	44,434	38,918
Accrued employee compensation	25,786	20,638
Accrued insurance	10,580	11,992
Billings in excess of revenues on contracts in progress	24,064	18,816
Deferred income tax liability	13,659	6,405
Income taxes payable	1,113	545
Other accrued expenses	12,905	8,915
Total current liabilities	132,541	106,229
Long-term Liabilities
Deferred income tax liability	16,823	9,894
Other long-term liabilities	9,881	8,405
Total liabilities	159,245	124,528
Shareholders' Investment
Common Stock, par value $1, authorized 44,000,000 shares, issued 10,066,789 and 9,718,351, respectively	10,067	9,718
Additional paid-in capital	66,218	59,637
Retained earnings	148,605	131,301
Accumulated other comprehensive loss	(90)	(80)
Less - 501,207 and 495,537 shares of Common Stock in treasury, at cost, respectively	(4,888)	(4,761)
Total Michael Baker Corporation shareholders' investment	219,912	195,815
Noncontrolling interests	717	722
Total shareholders' investment	220,629	196,537
Total liabilities and shareholders' investment	$ 379,874	$ 321,065

Consolidated Balance Sheets (Parenthetical) (USD $) In Thousands, except Share data, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Consolidated Balance Sheets [Abstract]
Allowances for receivables	$ 1,259	$ 601
Common Stock, par value	$ 1	$ 1
Common Stock, shares authorized	44,000,000	44,000,000
Common Stock, shares issued	10,066,789	9,718,351
Common Stock in treasury	501,207	495,537

Consolidated Statements of Cash Flows (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Cash Flows from Operating Activities
Net income before noncontrolling interests	$ 18,238	$ 12,934	$ 27,212
Adjustments to reconcile net income to net cash provided by/(used in) operating activities:
Net (income)/loss from discontinued operations	(480)	2,512	(2,484)
Depreciation and amortization	14,184	9,501	5,592
Stock-based compensation expense	2,328	1,384	1,063
Tax benefit of stock compensation	(238)	13	232
Excess tax benefit from stock-based compensation			(5)
Deferred income tax (benefit)/expense	(3,973)	144	(5,152)
Realized loss on investments, net	59	21
Equity affiliates' earnings	(693)	(2,576)	(7,057)
Equity affiliates' dividends received	175	2,600	7,300
Loss on disposal of fixed assets	274	391	154
Changes in assets and liabilities:
(Increase)/decrease in receivables	(2,864)	10,643	(2,234)
(Increase)/decrease in unbilled revenues	(3,960)	2,827	2,061
(Increase)/decrease in other net assets	(821)	(1,555)	7,764
Increase/(decrease) in accounts payable	2,166	(990)	(4,652)
(Decrease)/increase in billings in excess	(1,964)	(5,537)	2,042
Decrease in accrued expenses	(6,046)	(4,713)	(7,779)
Net cash provided by continuing operations	16,385	27,599	24,057
Net cash (used in)/provided by discontinued operations	(669)	(526)	12,308
Net cash provided by operating activities	15,716	27,073	36,365
Cash Flows from Investing Activities
Additions to property, plant and equipment	(3,197)	(6,213)	(5,421)
Acquistions of businesses, net of cash acquired	(51,358)	(52,381)
Purchase of short-term investments		(250)	(2,500)
Maturity of short term investments		2,750
Purchase of available-for-sale securities	(9,046)	(13,564)	(2,155)
Sale of available-for-sale securities	6,429	5,888
Investment in equity affiliates			(400)
Net cash used in continuing operations	(57,172)	(63,770)	(10,476)
Net cash provided by discontinued operations		9,965	29,874
Net cash (used in)/provided by investing activities	(57,172)	(53,805)	19,398
Cash Flows from Financing Activities
Debt issuance costs		(621)
Proceeds from employee stock purchases and exercise of stock options	1,253	50	632
Payments on capital lease obligations	(165)	(160)	(333)
Excess tax benefit from stock-based compensation			5
Noncontrolling interest distributions	(939)	(353)
Capital contributions from noncontrolling interests			152
Treasury stock purchases	(86)
Net cash provided by/(used in) continuing operations	63	(1,084)	456
Net cash used in discontinued operations			(10)
Net cash provided by/(used in) financing activities	63	(1,084)	446
Net (decrease)/increase in cash and cash equivalents	(41,393)	(27,816)	56,209
Cash and cash equivalents, beginning of year	77,443	105,259	49,050
Cash and cash equivalents, end of year	$ 36,050	$ 77,443	$ 105,259

Consolidated Statements of Shareholders' Equity/Investment (USD $) In Thousands, unless otherwise specified	Total	Common stock, par value $1	Treasury	Additional paid-in capital	Retained earnings	Non-controlling interest	Accumulated other comprehensive income/(loss)
Balance at Dec. 31, 2008	$ 142,916	$ 9,351	$ (4,761)	$ 48,405	$ 92,214	$ 272	$ (2,565)
Balance, shares at Dec. 31, 2008		9,351	(496)
Net income attributable to Michael Baker Corporation	26,921				26,921
Stock options exercised	632	40		592
Stock options exercised, shares		40
Options granted	359			359
Tax benefit of stock compensation	232			232
Restricted stock issued		12		(12)
Restricted stock issued, shares		12
Amortization of restricted stock	413			413
Noncontrolling interests
Investment in shares	152					152
Divestiture of subsidiary	(176)					(176)
Less: Income attributable to noncontrolling interests	291					291
Other comprehensive (loss)/income
Reclassification adjustment for foreign currency translation (included in discontinued operations)	1,837					(232)	2,069
Foreign currency translation adjustments	163						163
Balance at Dec. 31, 2009	173,740	9,403	(4,761)	49,989	119,135	307	(333)
Balance, shares at Dec. 31, 2009		9,403	(496)
Net income attributable to Michael Baker Corporation	12,166				12,166
Stock options exercised	50	6		44
Stock options exercised, shares		6
Options granted	315			315
Tax benefit of stock compensation	13			13
Restricted stock issued		83		(83)
Restricted stock issued, shares		83
Amortization of restricted stock	1,018			1,018
Stock appreciation rights	505			505
Stock issued for LPA/RBF acquisition	8,062	226		7,836
Stock issued for LPA/RBF acquisition, shares		226
Noncontrolling interests
Less: Income attributable to noncontrolling interests	768					768
Profit distribution	(353)					(353)
Other comprehensive (loss)/income
Unrealized loss on investments	(17)						(17)
Foreign currency translation adjustments	270						270
Balance at Dec. 31, 2010	196,537	9,718	(4,761)	59,637	131,301	722	(80)
Balance, shares at Dec. 31, 2010		9,718	(496)
Net income attributable to Michael Baker Corporation	17,304				17,304
Stock options exercised	202	14		188
Stock options exercised, shares		14
Options granted	219			219
Tax benefit of stock compensation	(238)			(238)
Restricted stock issued		73		(73)
Restricted stock issued, shares		73
Employee Stock Purchase Plan	1,168	54		1,114
Employee Stock Purchase Plan, shares		54
Amortization of restricted stock	1,905			1,905
Treasury stock purchases	(127)		(127)
Treasury stock purchases, shares			(5)
Stock appreciation rights	87	4		83
Stock appreciation rights, shares		4
Stock issued for LPA/RBF acquisition	3,587	204		3,383
Stock issued for LPA/RBF acquisition, shares		204
Noncontrolling interests
Less: Income attributable to noncontrolling interests	934					934
Profit distribution	(939)					(939)
Other comprehensive (loss)/income
Unrealized loss on investments	(30)						(30)
Foreign currency translation adjustments	20						20
Balance at Dec. 31, 2011	$ 220,629	$ 10,067	$ (4,888)	$ 66,218	$ 148,605	$ 717	$ (90)
Balance, shares at Dec. 31, 2011		10,067	(501)

Nature of Business	12 Months Ended
Dec. 31, 2011
Nature of Business/Basis of Presentation [Abstract]
NATURE OF BUSINESS
1.	NATURE OF BUSINESS

Michael Baker Corporation (the “Company”) was founded in 1940 and organized as a Pennsylvania corporation in 1946. Currently, through its operating subsidiaries, the Company provides engineering expertise for public and private sector clients worldwide. The Company’s Transportation and Federal business segments provide a variety of services to the Company’s markets. The Transportation segment provides services for Surface Transportation, Aviation and Rail & Transit markets and the Federal segment provides services for Defense, Environmental, Architecture, Geospatial Information Technology, Homeland Security, Municipal & Civil, Oil & Gas, Telecom & Utilities and Water markets. Among the services the Company provides to clients in these markets are program management, design-build (for which the Company provides only the design portion of services), construction management, consulting, planning, surveying, mapping, geographic information systems, architectural and interior design, construction inspection, constructability reviews, site assessment and restoration, strategic regulatory analysis and regulatory compliance.

On September 30, 2009, the Company divested substantially all of its subsidiaries that pertained to its former Energy segment (the “Energy sale”). Additionally, the Company sold its interest in B.E.S. Energy Resources Company, Ltd. (“B.E.S.”), an Energy company, on December 18, 2009 to J.S. Technical Services Co., LTD., which is owned by the Company’s former minority partner in B.E.S. As a result of the dispositions, the results of the Company’s former Energy segment, (“Baker Energy”), have been reclassified as discontinued operations for all periods presented in the Consolidated Statements of Income and Consolidated Statements of Cash Flows. See further discussion in the “Discontinued Operations” note.

Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2011
Summary of Significant Accounting Policies [Abstract]
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles of Consolidation

The consolidated financial statements include the accounts of the Company, its wholly-owned subsidiaries, jointly-owned subsidiaries over which it exercises control and variable interest entities for which it has been determined to be the primary beneficiary. Noncontrolling interest amounts relating to the Company’s less-than-wholly-owned consolidated subsidiaries are included within the “Income attributable to noncontrolling interests” caption in its Consolidated Statements of Income and within the “Noncontrolling interests” caption in its Consolidated Balance Sheets. Investments in unconsolidated affiliates, including joint ventures, over which the Company exercises significant influence, are accounted for under the equity method. The Company may render services to certain of its joint ventures. The Company records revenue in the period in which such services are provided. Investments in unconsolidated affiliates in which the Company owns less than 20% are accounted for under the cost method. All intercompany balances and transactions have been eliminated in consolidation.

Revenue Recognition and Accounting for Contracts

The Company earns revenue by providing services, typically through Cost-Plus, Fixed-Price, and Time-and-Materials contracts. In providing these services, the Company typically incurs direct labor costs, subcontractor costs and certain other direct costs (“ODCs”) which include “out-of-pocket” expenses.

Revenue is recognized under the percentage-of-completion method of accounting. Revenues for the current period are determined by multiplying the estimated margin at completion for each contract by the project’s percentage of completion to date, adding labor costs, subcontractor costs and ODCs incurred to date, and subtracting revenues recognized in prior periods. In applying the percentage-of-completion method to these contracts, the Company measures the extent of progress toward completion as the ratio of labor costs incurred to date over total estimated labor costs at completion. As work is performed under contracts, estimates of the costs to complete are regularly reviewed and updated. As changes in estimates of total costs at completion on projects are identified, appropriate earnings adjustments are recorded using the cumulative catch-up method. Provisions for estimated losses on uncompleted contracts are recorded during the period in which such losses become evident. Profit incentives and/or award fees are recorded as revenues when the amounts are both earned and reasonably estimable.

Change orders are modifications of an original contract that effectively change the provisions of the contract without adding new provisions. Either the Company or its customer may initiate change orders, which may include changes in specifications or design, manner of performance, facilities, equipment, materials, sites and/or the period of completion of the work.

In certain circumstances, the Company may agree to provide new or additional services to a client without a fully executed contract or change order. In these instances, although the costs of providing these services are expensed as incurred, the recognition of related contract revenues is delayed until the contracts and/or change orders have been fully executed by the clients, other suitable written project approvals are received from the clients, or until management determines that revenue recognition is appropriate based on the probability of client acceptance. The probability of client acceptance is assessed based on such factors as the Company’s historical relationship with the client, the nature and scope of the services to be provided, and management’s ability to accurately estimate the realizable value of the services to be provided. Under this policy, the Company had not recognized potential future revenues estimated at $4.3 million and $4.2 million as of December 31, 2011 and 2010, respectively, for which the related costs had already been expensed as of these dates.

Claims are amounts in excess of agreed contract price that the Company seeks to collect from its clients or others for customer-caused delays, errors in specifications and designs, contract terminations, change orders that are either in dispute or are unapproved as to both scope and price, or other causes of unanticipated additional contract costs. Revenues related to claims are recorded only when the amounts have been agreed with the client.

The majority of the Company’s contracts have stated or not-to-exceed contract values and fall under the following types:

•

Cost-Plus.    Tasks under these contracts can have various cost-plus features. Under cost-plus fixed fee contracts, clients are billed for the Company’s costs, including both direct and indirect costs, plus a fixed negotiated fee. Under cost-plus fixed rate contracts, clients are billed for the Company’s costs plus negotiated fees or rates based on its indirect costs. Some cost-plus contracts provide for award fees or penalties based on performance criteria in lieu of a fixed fee or fixed rate. Contracts may also include performance-based award fees or incentive fees.

•	Fixed-Price. Under fixed-price contracts, the Company’s clients are billed at defined milestones for an agreed amount negotiated in advance for a specified scope of work.

•

Time-and-Materials.    Under the Company’s time-and-materials contracts, the Company negotiates hourly billing rates and charges based on the actual time that is expended, in addition to other direct costs incurred in connection with the contract.

Under certain cost-type contracts with governmental agencies, the Company is not contractually permitted to earn a margin on subcontractor costs and ODCs. The majority of all other contracts are also structured such that margin is earned on direct labor costs, but not on subcontractor costs and ODCs.

The Company assesses the terms of its contracts and determines whether it will report its revenues and related costs on a gross or net basis. For at-risk relationships where the Company acts as the principal to the transaction, the revenue and the costs of materials, services, payroll, benefits, and other costs are recognized at gross amounts. For agency relationships, where the Company acts as an agent for its clients, only the fee revenue is recognized, meaning that direct project costs and the related reimbursement from the client are netted. Revenues from agency contracts and collaborative arrangements were not material for all periods presented.

The Company’s policy for the income statement presentation of any tax assessed by a governmental authority that is directly imposed on a revenue-producing transaction between the Company and one of its customers is to present such taxes on a net basis in its consolidated financial statements.

Unbilled Revenues on Contracts in Progress and Billings in Excess of Revenues on Contracts in Progress

Unbilled revenues on contracts in progress in the accompanying Consolidated Balance Sheets represent unbilled amounts earned and reimbursable under contracts in progress. These amounts become billable according to the contract terms, which consider the passage of time, achievement of certain milestones or completion of the project. The majority of contracts contain provisions that permit these unbilled amounts to be invoiced in the month after the related costs are incurred. Generally, unbilled amounts will be billed and collected within one year.

Billings in excess of revenues on contracts in progress in the accompanying Consolidated Balance Sheets represent accumulated billings to clients in excess of the related revenue recognized to date. The Company anticipates that the majority of such amounts will be earned as revenue within one year.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S.”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the consolidated financial statements, and also affect the amounts of revenues and expenses reported for each period. Actual results could differ from those which result from using such estimates. The use of estimates is an integral part of determining cost estimates to complete under the percentage-of-completion method of accounting for contracts. Management also utilizes various other estimates, including but not limited to recording profit incentives and/or award fee revenues under its contracts, assessing intangible asset values, assessment of its exposure to insurance claims that fall below policy deductibles, determination of its liabilities for incurred-but-not-reported insurance claims, incentive compensation and income tax expense, and to assess its litigation, other legal claims and contingencies. The results of any changes in accounting estimates are reflected in the consolidated financial statements of the period in which the changes become evident.

Income Taxes

The Company records its annual current tax provision based upon our book income plus or minus any permanent and temporary differences multiplied by the statutory rate in the appropriate jurisdictions where it operates. In certain foreign jurisdictions where it previously operated, income tax is based on a deemed profit methodology. The calculation of the company’s annual tax provision may require interpreting tax laws and regulations and could result in the use of judgments or estimates which could cause its recorded tax liability to differ from the actual amount due.

The Company recognizes current tax assets and liabilities for estimated taxes refundable or payable on tax returns for the current year. The Company also recognizes deferred tax assets or liabilities for the estimated future tax effects attributable to temporary differences, net operating losses, undistributed foreign earnings, and various other credits and carryforwards. The Company’s current and deferred tax assets and liabilities are measured based on provisions in enacted tax laws in each jurisdiction where it operates. The Company does not consider the effects of future changes in tax laws or rates in the current period. The Company analyzes its deferred tax assets and places a valuation allowance on those assets if it does not expect the realization of these assets to be more likely than not.

Tax benefits related to uncertain tax positions taken or expected to be taken on a tax return are recorded when such benefits meet a more likely than not threshold. Otherwise, these tax benefits are recorded when a tax position has been effectively settled, which means that the statute of limitations has expired or the appropriate taxing authority has completed their examination even though the statute of limitations remains open. Penalties, if any, estimated for underpaid income taxes are included in selling, general and administrative expenses in the Company’s Consolidated Statements of Income. Interest associated with underpaid income taxes and related adjustments are included in the “Interest expense” caption in the Company’s Consolidated Statements of Income.

Foreign Currency Translation

With the sale of Baker Energy and B.E.S., the majority of the Company’s foreign subsidiaries were divested by December 31, 2009. Most of those foreign subsidiaries utilized the local currencies as the functional currency. Accordingly, assets and liabilities of these subsidiaries were translated to U.S. Dollars at exchange rates in effect at the balance sheet date, whereas income and expense accounts are translated at average exchange rates during the year. The resulting translation adjustments were recorded as a separate component of shareholders’ investment. In addition to certain Baker Energy foreign subsidiaries that were divested by December 31, 2009, the Company also had a foreign subsidiary that performed engineering services, for which the functional currency is the U.S. Dollar, that was liquidated in 2011.

Other Comprehensive (Loss)/Income

The components of the Company’s accumulated other comprehensive (loss)/income balance related to foreign currency translation adjustments and net unrealized losses on investments.

Fair Value of Financial Instruments

The fair value of financial instruments classified as cash and cash equivalents, receivables, unbilled revenues, accounts payable and other liabilities approximates carrying value due to the short-term nature or the relative liquidity of the instruments. Available-for-sale securities are stated at publicly-traded market closing values as of the balance sheet date. The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (the exit price).

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand or deposit or other similar highly liquid investments with remaining maturities of less than 90 days at the time of purchase. As of December 31, 2011, the majority of the Company’s funds were held in highly rated financial institutions with a portion of those amounts held in money market funds comprised primarily of short-term, high-quality fixed-income securities.

Available-for-Sale Securities

Available-for-sale securities are primarily comprised of highly rated Corporate, U.S. Treasury, and U.S. federally-sponsored Agency Bonds as of December 31, 2011 and 2010. Interest related to available-for-sale securities is included in “Interest income” in the Company’s Consolidated Statements of Income. Realized gains and losses on investments are a component of the “Other, net” balance in the Consolidated Statements of Income. Net unrealized losses on investments are a component of the “Other comprehensive (loss)/income” balance in the Consolidated Statements of Income.

Concentrations of Credit Risk and Allowance for Doubtful Accounts

Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash and cash equivalents, available-for-sale securities, trade receivables and related unbilled revenues. The risk associated with the available-for-sale securities is a default by the underlying issuer. The Company’s cash and cash equivalents are deposited in various high-credit-quality financial institutions. The majority of such deposits are not covered by or are in excess of the Federal Deposit Insurance Corporation limits.

The Company reduces its accounts receivable by estimating an allowance for amounts that are expected to become uncollectible in the future. Management determines the estimated allowance for doubtful accounts based on its evaluation of collection efforts, the financial condition of the Company’s clients, which may be dependent on the type of client and current economic conditions to which the client may be subject, and other considerations. Although the Company has a diversified client base, a substantial portion of the Company’s receivables and unbilled revenues on contracts in progress reflected in its Consolidated Balance Sheets are due from U.S. federal and state governments. Contracts and subcontracts with the U.S. federal and state governments usually contain standard provisions for permitting the government to modify, curtail or terminate the contract for convenience of the government due to budgetary constraints or if program requirements change. Upon such a termination, the Company is generally entitled to recover costs incurred, settlement expenses and profit on work completed prior to termination, which significantly reduces the Company’s credit risk with these types of clients.

Contract Retention

A portion of the trade receivable balances totaling $6,012,000 and $5,230,000 as of December 31, 2011 and 2010, respectively, relates to retainage provisions under long-term contracts which will be due upon completion of the contracts. Based on management’s estimates, $4,236,000 and $3,173,000 of these retention balances as of December 31, 2011 and 2010, respectively, were expected to be collected within one year of the balance sheet dates, and were therefore included in the “Receivables, net” balances. The remaining retention balances are reflected as “Other long-term assets” in the Company’s Consolidated Balance Sheets.

Business Combinations

The Company accounts for business combinations under the acquisition method of accounting. The cost of an acquired company is assigned to the tangible and intangible assets purchased and the liabilities assumed on the basis of their fair values at the date of acquisition. The determination of fair values of assets and liabilities acquired requires the Company to make estimates and use valuation techniques when market values are not readily available. Any excess of purchase price over the fair value of net tangible and intangible assets acquired is allocated to goodwill. The transaction costs associated with business combinations are expensed as they are incurred.

Goodwill and Intangible Assets

The Company may record goodwill and other intangible assets in connection with business combinations. Goodwill, which represents the excess of acquisition cost over the fair value of the net tangible and intangible assets of acquired companies, is not amortized. Goodwill typically represents the value paid for the assembled workforce and enhancement of the Company’s service offerings. The Company’s goodwill balance is evaluated for potential impairment during the second quarter of each year or between annual tests if a trigger event occurs. The evaluation of impairment involves comparing the current fair value of the business to the recorded value, including goodwill. To determine the fair value of the business, the Company primarily utilizes both the “Income Approach,” which is based on estimates of future net cash flows and the “Market Approach,” which observes transactional evidence involving similar businesses. Intangible assets are stated at fair value as of the date acquired in a business combination. Finite-lived intangible assets are amortized on a basis approximating the economic value derived from those assets.

Property, Plant and Equipment

All additions, including improvements to existing facilities, are recorded at cost. Maintenance and repairs are charged to expense as incurred. Depreciation on property, plant and equipment is principally recorded using the straight-line method over the estimated useful lives of the assets. The estimated useful lives typically are 40 years on buildings, 3 to 10 years on furniture, fixtures and office equipment, 3 years on field equipment and vehicles, and 3 to 7 years on computer hardware and software. Assets held under capital leases and leasehold improvements are amortized on a straight-line basis over the shorter of the lease term or the estimated useful life of the asset. Upon the disposal of property, the asset and related accumulated depreciation accounts are relieved of the amounts recorded therein for such items, and any resulting gain or loss is reflected in the Company’s Consolidated Statements of Income in the year of disposition.

The Company capitalizes certain costs incurred in connection with developing or obtaining internal use software. During the software application development stage, capitalized costs include the cost of the software, external consulting costs and internal payroll costs for employees who are directly associated with a software project. Similar costs related to software upgrades and enhancements are capitalized if they result in added functionality which enables the software to perform tasks it was previously incapable of performing. These capitalized software costs are included in “Property, Plant and Equipment, net” in the Company’s Consolidated Balance Sheets. Software maintenance, data conversion and training costs are expensed in the period in which they are incurred.

Accrued Insurance

The Company self-insures certain risks, including certain employee health benefits, professional liability and automobile liability. The accrual for self-insured liabilities includes estimates of the costs of reported and unreported claims and is based on estimates of loss using assumptions made by management, including the consideration of actuarial projections. These estimates of loss are derived from computations which combine loss history and actuarial methods in the determination of the liability. Actual losses may vary from the amounts estimated via actuarial or management’s projections. Any increases or decreases in loss amounts estimated are recognized in the period in which the estimate is revised or when the actual loss is determined.

Leases

The Company leases office space with lease terms ranging from 1 to 12 years. These lease agreements typically contain tenant improvement allowances and rent holidays. In instances where one or more of these items are included in a lease agreement, the Company records allowances as a deferred rent liability in its Consolidated Balance Sheets. These amounts are amortized on a straight-line basis over the term of the lease as a reduction to rent expense. Lease agreements sometimes contain rent escalation clauses, which are recognized on a straight-line basis over the life of the lease. For leases with renewal options, the Company records rent expense and amortizes the leasehold improvements on a straight-line basis over the shorter of the useful life or original lease term, exclusive of the renewal period, unless the renewal period is reasonably assured. When a renewal occurs, the Company records rent expense over the new term. The Company expenses any rent costs incurred during the period of time it performs construction activities on newly leased property.

The Company leases computer hardware and software, office equipment and vehicles with lease terms ranging from 1 to 5 years. Before entering into a lease, an analysis is performed to determine whether a lease should be classified as a capital or an operating lease.

Impairment of Long-lived Assets

The Company reviews its long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Assets which are held and used in operations are considered impaired if the carrying value of the asset exceeds the undiscounted future cash flows from the asset. If impaired, an appropriate charge is recorded to adjust the carrying value of the long-lived asset to its estimated fair value. The Company generally measures fair value by considering sale prices for similar assets or by discounting estimated future cash flows from the asset using an appropriate discount rate.

Accounting for Stock-Based Compensation

The Company grants stock options to non-employee directors, issues restricted stock to both non-employee directors and employees, and issued stock appreciation rights (“SARs”) to the Chief Executive Officer at the fair market value of the Company’s stock on the date of the grant. Proceeds from the exercise of common stock options are credited to shareholders’ investment at the date the options are exercised.

All stock-based compensation is measured at the grant-date fair value of the award and is recognized as an expense in the Company’s Consolidated Statements of Income. These expenses are recognized as a component of the Company’s selling, general and administrative costs, as these costs relate to stock-based compensation primarily issued to non-employee directors and executive management of the Company. The excess tax expense/benefits related to stock-based compensation is reflected in the Company’s Consolidated Statements of Cash Flows as financing cash outflows/inflows, respectively, instead of operating cash outflows/inflows.

Reclassifications

Certain reclassifications have been made to prior years’ Consolidated Financial Statements in order to conform to the current year presentation.

Recent accounting pronouncements

In September 2011, the Financial Accounting Standards Board (“FASB”) issued changes to Accounting Standards Codification (“ASC”) Topic 715, Compensation-Retirement Benefits, requiring additional and separate disclosures for multiemployer pension plans and other multiemployer postretirement benefit plans. The guidance requires additional quantitative and qualitative disclosures including more detailed information about an employer’s involvement in multiemployer pension plans, including: (i) the significant multiemployer plans in which an employer participates; (ii) the level of an employer’s participation in the significant multiemployer plans, including the Company’s contributions made to the plans and an indication of whether the employer’s contributions represent more than 5 percent of the total contributions made to the plan by all contributing employers; (iii) information regarding the financial health of the significant multiemployer plans, including an indication of the funded status, whether funding improvement plans are pending or implemented, and whether the plan has imposed surcharges on the contributions to the plan; (iv) the nature of the employer commitments to the plan, including when the collective-bargaining agreements that require contributions to the significant plans are set to expire and whether those agreements require minimum contributions to be made to the plans. The current recognition and measurement guidance for an employer’s participation in a multiemployer plan requires that an employer recognize its required contribution to the plan as pension or other postretirement benefit cost for the period and recognize a liability for any contributions due at the reporting date. That guidance is unchanged by these changes to ASC Topic 715. The amended guidance is effective for annual periods for fiscal years ending after December 15, 2011. The Company adopted the provisions of this guidance on December 31, 2011. While the adoption of this authoritative guidance increased the Company’s disclosures related to multi-employer plans, it did not have a material impact on its consolidated financial statements.

In September 2011, the FASB issued changes to ASC Topic 350, Intangibles — Goodwill and Others, to simplify how entities, both public and non public, test goodwill for impairment. The change permits an entity to first assess qualitative factors to determine whether it is more likely or not that the fair value of a reporting unit is less than the carrying amount as a basis for determining whether it is necessary to perform the two-step goodwill impairment test described in Topic 350. The amended guidance is effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011. The Company is assessing the impact of the standard but does not expect any material impact on its consolidated financial statements.

In June 2011, the FASB issued changes to ASC Topic 220, Presentation of Comprehensive Income, to require companies to present the components of net income and other comprehensive income either as one continuous statement or as two consecutive statements. The change eliminates the option to present components of other comprehensive income as part of the statement of shareholders’ investment. The items that must be reported in other comprehensive income and when an item of other comprehensive income must be reclassified to net income were not changed. The amended guidance must be applied retroactively, and is effective for interim and annual periods beginning after December 15, 2011, with earlier adoption permitted. The Company already presents one of the options that are acceptable under ASC Topic 220 and expects no impact on its consolidated financial statements.

In May 2011, the FASB issued changes to ASC Topic 820, Fair Value Measurement to conform existing guidance regarding fair value measurement and disclosure between accounting principles generally accepted in the U.S. and International Financial Reporting Standards. These changes clarify the application of existing fair value measurements and disclosures, and change certain principles or requirements for fair value measurements and disclosures. The adoption of changes to ASC Topic 820 is effective for interim and annual periods beginning after December 15, 2011. The Company is assessing the impact of this statement on its consolidated financial statements, but does not expect any material impact on its consolidated financial statements.

Business Combinations	12 Months Ended
Dec. 31, 2011
Business Combinations [Abstract]
BUSINESS COMBINATIONS
3.	BUSINESS COMBINATIONS

RBF Consulting

On October 3, 2011, the Company entered into a Stock Purchase Agreement (“SPA”) to acquire 100% of the outstanding shares of RBF Consulting (“RBF”) for $49.3 million, subject to a Net Working Capital adjustment. In addition, immediately prior to closing the Company received $1.2 million from RBF to fund professional liability tail insurance premiums and for bonus payments that were due in December 2011 that the Company disbursed on RBF’s behalf. The Company paid approximately $45.7 million from existing cash and cash equivalents, and issued 203,218 shares of the Company’s common stock. The fair market value of the stock on the Acquisition date approximated $3.6 million based on the closing price of $17.65 per share on October 3, 2011. A portion of the Net Working Capital adjustment totaling $4.0 million was remitted to RBF in 2011 and the remaining balance of approximately $1.0 million has been settled in 2012. Of the total purchase price, the entire $3.6 million balance of the Michael Baker Corporation common shares and $1.7 million in cash was placed in escrow at closing in order to secure potential indemnification obligations of former owners of RBF to the Company for a period of 36 months subsequent to the closing. Approximately $0.9 million of transaction costs related to this acquisition are included in the results of operations as selling, general and administrative expenses (“SG&A”) for the year ended December 31, 2011.

Founded in 1944, RBF is an engineering, planning, surveying and environmental firm based in Irvine, California with revenues of approximately $103 million for the year ended December 31, 2010. RBF added a total of 17 offices located in California, Nevada and Arizona. RBF provides comprehensive planning, design and construction management and inspection services for its clients including public and governmental agencies, the development community, private enterprise and non-profit agencies. The acquisition was consummated because it contributes to the Company’s long-term strategic plan by enabling the Company to expand geographically into the western United States and, through RBF’s water resource experience and expertise, provides a platform for the Company to build a national water and wastewater practice.

Goodwill primarily represented the value paid for RBF’s assembled workforce, the enhancement of the company’s service offerings and geographic expansion into the western United States markets. Goodwill has been allocated based upon the derivation of revenues from RBF’s services and whether those services align with the service offerings of our Federal or Transportation segments. This analysis resulted in an allocation of approximately 75% and 25% of the acquired goodwill to the Federal and Transportation segments, respectively.

As of December 31, 2011, the allocation of the fair value of the purchase price for the acquisition of RBF is primarily complete, with the exception of the unbilled revenues on contracts in progress and the billings in excess of revenues on contracts in progress, as the Company will complete the contract revenue conversion in 2012. The following table summarizes the preliminary allocation of the fair value of the purchase price for the acquisition as of October 3, 2011:

(In thousands)	Fair Value
Cash	$325
Receivables	26,850
Unbilled revenues on contracts in progress	14,109
Prepaid expenses and other	5,124
Property, Plant and Equipment	6,623
Goodwill	26,410
Other intangible assets	15,667
Accounts payable	(2,931)
Billings in excess of revenues on contracts in progress	(6,444)
Income tax payable	(7,945)
Other accrued expenses	(7,294)
Deferred income tax liability	(17,379)

Total	$53,115

The following table summarizes the final estimates of fair values and weighted average amortizable lives of the identifiable intangible assets acquired with RBF on October 3, 2011:

(In thousands)	Fair Value	Weighted Average Amortizable Life
Project backlog	$5,820	1.1
Customer contracts and related relationships	8,130	3.4
Non-compete agreements	1,067	1.3
Trademark/trade name	650	1.4

Total intangible assets	$15,667	2.3

Project backlog, customer contracts and related relationships represent the underlying relationships and agreements with RBF’s existing customers. Non-compete agreements represent the amount of lost business that could occur if the sellers, in the absence of non-compete agreements, were to compete with the Company. The trade name represents the value of the “RBF” brand. These intangible assets will be amortized on a basis approximating the economic value derived from those assets. Based upon the structure of the transaction, the Company has concluded that any intangible assets or goodwill that resulted from this transaction will not be deductible for tax purposes.

The results of operations for RBF are included in the Company’s Consolidated Statement of Income for the period October 1, 2011 through December 31, 2011, with RBF contributing revenues of $25.3 million and a net loss of $0.4 million (including $1.2 million in acquisition related amortization of intangible assets). The unaudited pro-forma financial information summarized in the following table gives effect to the RBF acquisition and assumes that it occurred on January 1st of each period presented:

	For the year ended December 31,
(In thousands, except per share data)	2011	2010
Continuing operations (Unaudited)
Revenues	$617,399	$601,940
Net Income	14,084	12,592
Diluted earnings per share	$1.48	$1.35

The pro-forma financial information does not include any costs related to the acquisition. In addition, the pro-forma financial information does not assume any impacts from revenue, cost or other operating synergies that are expected as a result of the acquisition. Pro-forma adjustments have been made to reflect amortization of the identifiable intangible assets for the related periods. Identifiable intangible assets are being amortized on a basis approximating the economic value derived from those assets. The unaudited pro-forma financial information is not necessarily indicative of what the Company’s results would have been had the acquisition been consummated on such dates or project results of operations for any future period.

JMA Architects, Inc.

On June 6, 2011, a variable interest entity for which the Company is the primary beneficiary entered into a stock purchase agreement to acquire 100% of the outstanding shares of JMA Architects, Inc. (“JMA”), an architectural and interior design firm based in Las Vegas, Nevada. This transaction was funded with cash on hand. JMA specializes in the design of healthcare, hospitality, education and commercial facilities in the southwestern United States with revenues of approximately $10 million for the year ended December 31, 2010. The addition of JMA significantly broadens the spectrum of architectural services the Company offers, allows it to expand geographically, and strengthens its ability to provide an elevated level of design services worldwide.

This acquisition has been accounted for as a business combination under the acquisition method of accounting. This acquisition was not material to the Company’s consolidated financial statements as of and for the year ended December 31, 2011.

The LPA Group Incorporated

On May 3, 2010, the Company entered into a stock purchase agreement to acquire 100% of the outstanding shares of The LPA Group Incorporated and substantially all of its subsidiaries and affiliates (“LPA”), for $59.5 million, subject to a net working capital adjustment. The Company paid approximately $51.4 million from existing cash and cash equivalents and issued 226,447 shares of the Company’s common stock. The fair market value of the stock on the acquisition date approximated $8.1 million based on the closing price of $35.60 per share on May 3, 2010. The net working capital adjustment was subsequently settled in June 2010 resulting in approximately $1.1 million in additional funds paid to the former shareholders of LPA. Of the total purchase price, approximately $6.0 million of the Michael Baker Corporation common shares were placed in escrow at closing in order to secure potential indemnification obligations of former owners of LPA to the Company for a period of 18 months subsequent to the closing. The escrow period lapsed in November 2011, but the Company continues to negotiate with the former LPA shareholders regarding certain indemnification claims made by the Company against the escrow; therefore a portion of the original escrow balance that has not been released as of December 31, 2011. Approximately $1.8 million of costs related to this acquisition are included in the results of operations as selling, general and administrative expenses (“SG&A”) for the year ended December 31, 2010.

LPA is an engineering, architectural and planning firm specializing primarily in the planning and design of airports, highways, bridges and other transportation infrastructure primarily in the southeastern U.S. with revenues of approximately $92 million for the year ended December 31, 2009. The majority of its clients are state and local governments as well as construction companies that serve those markets. Founded in 1981, LPA has a national reputation in the transportation consulting industry. The acquisition was consummated because it contributes to the Company’s long-term strategic plan by enabling the Company to expand geographically into the southeastern United States. Additionally, this transaction strengthens the Company’s expertise in aviation, design-build and construction management services in state and local transportation markets.

Goodwill primarily represented the value paid for LPA’s assembled workforce, the enhancement of the company’s service offerings and geographic expansion into the Southeastern U.S. markets. The following table summarizes the final allocation of the fair value of the purchase price for the acquisition as of May 3, 2010:

(In thousands)	Fair Value
Receivables	$12,046
Unbilled revenues on contracts in progress	12,105
Prepaid expenses and other	2,348
Property, Plant and Equipment	3,359
Goodwill	43,815
Other intangible assets	19,260
Accounts payable	(7,872)
Billings in excess of revenues on contracts in progress	(5,250)
Other accrued expenses	(8,528)
Deferred income tax liability	(10,840)

Total	$60,443

The following table summarizes the final estimates of the fair values and amortizable lives of the identifiable intangible assets acquired in conjunction with the acquisition of LPA on May 3, 2010:

(In thousands)	Fair Value	Weighted Average Amortizable Life
Project backlog	$9,640	1.9
Customer contracts and related relationships	6,720	3.6
Non-compete agreements	2,500	1.5
Trademark / trade name	400	1.3

Total intangible assets	$19,260	2.4

Project backlog, customer contracts and related relationships represent the underlying relationships and agreements with LPA’s existing customers. Non-compete agreements represent the amount of lost business that could occur if the sellers, in the absence of non-compete agreements, were to compete with the Company. The trade name represents the value of the “LPA” brand. The identifiable intangible assets will be amortized on a basis approximating the economic value derived from those assets. Based upon the structure of the transaction, the Company has concluded that any intangible assets or goodwill that resulted from this transaction will not be deductible for tax purposes.

The results of operations for LPA from May 3, 2010 to December 31, 2010 are included in the Company’s Consolidated Statement of Income for the year ended December 31, 2010, with LPA contributing revenues of $58.5 million and a net loss of $0.3 million (including $4.7 million in acquisition related amortization of intangible assets). The unaudited pro-forma financial information summarized in the following table gives effect to the LPA acquisition and assumes that it occurred on January 1 st of each period presented:

	For the year ended December 31,
(In thousands, except per share data)	2010	2009
Continuing operations (Unaudited)
Revenues	$535,202	$538,317
Net income	16,569	21,694
Diluted earnings per share	$1.79	$2.37

The pro-forma financial information does not include any costs related to the acquisition. In addition, the pro-forma financial information does not assume any impacts from revenue, cost or other operating synergies that are expected as a result of the acquisition. Pro-forma adjustments have been made to reflect amortization of the identifiable intangible assets for the related periods. Identifiable intangible assets are being amortized on a basis approximating the economic value derived from those assets. The unaudited pro-forma financial information is not necessarily indicative of what the Company’s results would have been had the acquisition been consummated on such dates or project results of operations for any future period.

Business Segment Information	12 Months Ended
Dec. 31, 2011
Business Segment Information [Abstract]
BUSINESS SEGMENT INFORMATION
4.	BUSINESS SEGMENT INFORMATION

The Company’s Transportation and Federal business segments reflect how executive management makes resource decisions and assesses its performance. Each segment operates under a separate management group and produces discrete financial information which is reviewed by management. The accounting policies of the business segments are the same as those described in the summary of significant accounting policies. The Company’s segment reporting presentation through the second quarter of 2009 consisted of an Energy segment and an Engineering segment. The Company divested substantially all of its subsidiaries that pertained to its former Energy segment on September 30, 2009. As such, the results of the former Energy segment is presented as discontinued operations for the three years ended December 31, 2011 and the former Engineering segment’s results are bifurcated and presented in the Company’s continuing operations as the Transportation and Federal business segments.

The Transportation segment provides services for Surface Transportation, Aviation, and Rail & Transit markets, and the Federal segment provides services for Defense, Environmental, Architecture, Geospatial Information Technology, Homeland Security, Municipal & Civil, Oil & Gas, Telecom & Utilities and Water markets. Among the services the Company provides to clients in these markets are program management, design-build (for which the Company provides only the design portion of services), construction management, consulting, planning, surveying, mapping, geographic information systems, architectural and interior design, construction inspection, constructability reviews, site assessment and restoration, strategic regulatory analysis and regulatory compliance. LPA’s results are reflected in the Company’s Transportation segment. JMA’s results are reflected in the Company’s Federal segment. RBF’s results are bifurcated between the Company’s Transportation and Federal segments.

The Company evaluates the performance of its segments primarily based on operating income. Corporate overhead includes functional unit costs related to finance, legal, human resources, information technology, communications and other Corporate functions. Corporate overhead is allocated between the Transportation and Federal segments based on that segment’s percentage of total direct labor. A portion of Corporate income and expense is not allocated to the segments.

The following tables reflect disclosures for the Company’s business segments:

	For the year ended December 31,
(In millions)	2011	2010	2009
Revenues
Transportation	$314.2	$276.1	$196.3
Federal	224.2	223.3	248.9

Total revenues	$538.4	$499.4	$445.2

	For the year ended December 31,
(In millions)	2011	2010	2009
Gross profit
Transportation	$53.1	$53.5	$36.3
Federal	50.8	47.2	52.8
Corporate	(1.6)	(1.6)	(1.1)

Total gross profit	102.3	99.1	88.0

Less: SG&A
Transportation	(49.2)	(45.1)	(28.3)
Federal	(28.9)	(31.6)	(28.8)
Corporate	—	(0.1)	(0.3)

Total SG&A	(78.1)	(76.8)	(57.4)

Total operating income
Transportation	3.9	8.4	8.0
Federal	21.9	15.6	24.0
Corporate	(1.6)	(1.7)	(1.4)

Total operating income	$24.2	$22.3	$30.6

	For the year ended December 31,
(In millions)	2011	2010	2009
Depreciation and amortization expense:
Transportation	$9.9	$6.5	$1.4
Federal	3.5	1.8	1.7
Corporate	0.8	1.2	2.5

Total	$14.2	$9.5	$5.6

Capital expenditures on an accrual basis:
Transportation	$1.0	$2.4	$2.0
Federal	2.1	2.6	2.9
Corporate	0.1	1.3	0.4

Total	$3.2	$6.3	$5.3

	As of December 31,
(In millions)	2011	2010	2009
Segment assets:
Transportation	$184.1	$159.1	$81.3
Federal	131.6	59.6	64.4
Corporate	64.2	102.4	133.1

Total	$379.9	$321.1	$278.8

	As of December 31,
(In millions)	2011	2010	2009
Equity investment for unconsolidatded subsidiaries:
Transportation	$0.1	$0.1	$0.1
Federal	0.4	0.6	2.0

Total equity investment for unconsolidated subsidiaries	$0.5	$0.7	$2.1

	For the year ended December 31,
(In millions)	2011	2010	2009
Income/(loss) from unconsolidated subsidiaries:
Transportation	$0.8	$1.4	$—
Federal	(0.1)	1.2	7.1

Total	$0.7	$2.6	$7.1

The Company has determined that interest expense, interest income and intersegment revenues, by segment, are immaterial for further disclosure in these consolidated financial statements.

The Company’s enterprise-wide disclosures are as follows:

	For the year ended December 31,
(In millions)	2011	2010	2009
Revenues by geographic origin:
Domestic	$513.8	$472.1	$401.0
Foreign(1)	24.6	27.3	44.2

Total	$538.4	$499.4	$445.2

(1)	The Company defines foreign contract revenue as work performed outside the U.S. irrespective of the client’s U.S. or non-U.S. ownership.

Revenues by principal markets:
United States government	31%	37%	49%
Various state governmental and quasi-government agencies	53%	48%	41%
Commercial, industrial and private clients	16%	15%	10%

One of the Company’s clients, the Federal Emergency Management Agency (“FEMA”), accounted for approximately 8%, 11%, and 15% of the Company’s revenues in 2011, 2010 and 2009, respectively. Revenues from FEMA are reflected in the Company’s Federal segment’s results. The Company’s long-lived assets are principally held in the U.S.

Discontinued Operations	12 Months Ended
Dec. 31, 2011
Discontinued Operations [Abstract]
DISCONTINUED OPERATIONS
5.	DISCONTINUED OPERATIONS

The results of operations of Baker Energy have been classified as discontinued operations in the accompanying consolidated financial statements for all periods presented. Corporate overhead costs were not allocated to the Energy business for the discontinued operations presentation. For the year ended December 31, 2011, the gain from discontinued operations related to adjustments resulting from changes in the underlying estimates of the ultimate cost for insurance claims related to the period during which the Company owned the business and adjustments of foreign tax accruals related to Baker Energy.

The operating results of Baker Energy for the years ended December 31, 2011, 2010 and 2009 were as follows:

	For the year ended December 31,
(In thousands)	2011	2010	2009
Revenues	$—	$—	$160,418
Cost of work performed	—	—	144,734

Gross profit	—	—	15,684
Selling, general and administrative expenses	(656)	2,469	13,204

Income/(loss) from discontinued operations	656	(2,469)	2,480
Other expense	(122)	(221)	(185)

Income/(loss) from discontinued operations before income taxes and loss on sale	534	(2,690)	2,295
Provision/(Benefit) for income taxes	54	(178)	(4,913)

Income/(loss) from discontinued operations before loss on sale	480	(2,512)	7,208
Loss on sale of discontinued operations, net of tax	—	—	(4,724)

Income/(loss) from discontinued operations	480	(2,512)	2,484
Less: Net income attributable to noncontrolling interests	—	—	(135)

Net income/(loss) from discontinued operations attributable to Michael Baker Corporation	$480	$(2,512)	$2,349

The Company incurred losses of $4.5 million on the Baker Energy sale and $0.2 million on the B.E.S. sale, respectively, which are presented as “Loss on sale of discontinued operations, net of tax” in the table above.

Equity Income From Unconsolidated Subsidiaries	12 Months Ended
Dec. 31, 2011
Equity Income From Unconsolidated Subsidiaries [Abstract]
EQUITY INCOME FROM UNCONSOLIDATED SUBSIDIARIES
6.	EQUITY INCOME FROM UNCONSOLIDATED SUBSIDIARIES

The Company’s unconsolidated joint ventures provide engineering, program management, and construction management services. Joint ventures, the combination of two or more partners, are generally formed for a specific project. Management of the joint venture is typically controlled by a joint venture executive committee, usually comprising a representative from each joint venture partner with equal voting rights. The executive committee provides management oversight and assigns work efforts to the joint venture partners.

The majority of the Company’s unconsolidated joint ventures have no employees and minimal operating expenses. For these joint ventures, the Company’s own employees render services that are billed to the joint venture, which are then billed to a third-party customer by the joint venture. These joint ventures function as pass-through entities to bill the third-party customer. The Company includes revenues related to the services performed for these joint ventures and the costs associated with these services in its results of operations. The Company also has unconsolidated joint ventures that have their own employees and operating expenses and to which the Company generally makes a capital contribution. The Company accounts for its investments in unconsolidated joint ventures using the equity method. The Company includes equity income from unconsolidated joint ventures as a component of non-operating income in its Consolidated Statements of Income as this equity income is derived from entities taxed as partnerships.

Equity income from unconsolidated subsidiaries primarily reflects the Company’s ownership of 33.33% of the members’ equity of Stanley Baker Hill, LLC (“SBH”) and the Company’s ownership of 33.33% of Louisiana TIMED Managers (“LTM”), a joint venture formed to manage a Louisiana Department of Transportation and Development transportation construction contract. Equity income from LTM was $0.8 million and $1.4 million for the years ended December 31, 2011 and 2010, respectively. For the years ended December 31, 2011 and 2010, LTM had revenue of $12.6 million and $14.8 million, respectively, gross profit of $2.3 million and $4.2 million, respectively and net income of $2.3 million and $4.2 million, respectively. As of December 31, 2011 and 2010, LTM had current assets of $7.3 million and $4.3 million, respectively, noncurrent assets of $2.5 million and $3.7 million, respectively and current liabilities of $9.8 million and $7.9 million, respectively. SBH is a joint venture formed in February 2004 between Stanley Consultants, Inc., Hill International, Inc., and Michael Baker, Jr. Inc., a subsidiary of the Company. The equity loss from SBH for the year ended December 31, 2011 was nominal while equity income from SBH for the years ended December 31, 2010 and 2009 was $1.2 million and $7.1 million, respectively. For the year ended December 31, 2011, SBH had no revenue or gross profit, and a nominal net loss. SBH had a contract for an Indefinite Delivery and Indefinite Quantity (“IDIQ”) for construction management and general architect-engineer services for facilities in Iraq with the U.S. Army Corps of Engineers. SBH’s IDIQ contract ended in September 2009. Funded task order work was extended beyond September 30, 2009 but the contract was materially complete by September 2010. With only minimal dissolution activity in 2011, financial statements for our unconsolidated subsidiary, Stanley Baker Hill, LLC, were not available for the year ended December 31, 2011. The following table presents summarized financial information for the Company’s unconsolidated subsidiary, SBH:

	For the year ended December 31,
(In thousands)	2010	2009
Contract revenue earned	$47,544	$154,140
Gross profit	3,966	21,763
Net Income	$3,511	$21,161

As of December 31,
(In thousands)	2010
Current assets	$929
Current liabilities	416

As of December 31, 2011 and 2010, there were no reported receivables or unbilled revenues on contracts in progress from SBH for work performed by the Company as a subcontractor to SBH. Revenue from SBH pursuant to the subcontract agreement between the Company and SBH was $14.1 million and $34.5 million for the years ended December 31, 2010 and 2009, respectively and was nominal for the year ended December 31, 2011.

Income Taxes	12 Months Ended
Dec. 31, 2011
Income Taxes [Abstract]
INCOME TAXES
7.	INCOME TAXES

The following table presents the components of the Company’s provision for income taxes:

	For the year ended December 31,
(In thousands)	2011	2010	2009
Provision/(benefit) for income taxes:
Continuing operations	$7,142	$9,246	$13,234
Discontinued operations	54	(178)	(4,913)
Loss on sale of discontinued operations	—	—	(563)

Provision for income taxes	$7,196	$9,068	$7,758

The components of income before income taxes for continuing operations are as follows:

	For the year ended December 31,
(In thousands)	2011	2010	2009
Domestic	$24,188	$24,085	$37,559
Foreign	(222)	(161)	247

Total	$23,966	$23,924	$37,806

The income tax provision for continuing operations consists of the following:

	For the year ended December 31,
(In thousands)	2011	2010	2009
Current income tax provision:
U.S. federal*	$9,282	$7,441	$15,807
Foreign	246	42	164
State	1,587	1,619	2,415

Total current income tax provision	$11,115	9,102	18,386

Deferred income tax (benefit)/provision:
U.S. federal*	$(3,667)	$348	$(4,473)
State	(306)	(204)	(679)

Total deferred income tax (benefit)/provision	(3,973)	144	(5,152)

Total income tax provision	$7,142	$9,246	$13,234

*	Includes U.S. taxes related to foreign income.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	As of December 31,
(In thousands)	2011	2010	2009
Unrecognized tax benefits:
Beginning of the year	$2,599	$3,034	$1,873
Additions based on tax positions related to the current year	239	242	1,230
Additions for tax positions of acquired entity	253	—	—
Additions for tax positions of prior years	—	317	—
Reductions for tax positions of prior years	—	(466)	—
Settlements with taxing authorities	(161)	(20)	—
Lapses of statutes of limitations	(360)	(508)	(69)

End of the year	$2,570	$2,599	$3,034

As of December 31, 2011 and 2010, the Company’s reserve for uncertain tax positions totaled approximately $2.6 million, of which the amount of unrecognized tax benefits that, if recognized, would affect the effective income tax rate by $2.1 million and $2.0 million, respectively. The Company recognizes interest and penalties related to uncertain income tax positions in interest expense and selling, general, and administrative expenses, respectively, in its Consolidated Statements of Income. During 2011, 2010 and 2009, the Company recognized immaterial amounts of interest and penalty adjustments relating to uncertain tax positions. The Company had approximately $0.5 million, $0.7 million, and $1.3 million accrued for potential payment of interest and penalties as of December 31, 2011, 2010 and 2009, respectively. The Company expects the reserve for unrecognized tax benefits to decrease by approximately $1.0 million in the next twelve months due to statute expirations and settlements.

As a result of additional tax deductions related to vested restricted stock awards and stock option exercises, tax benefits have been recognized as contributed capital for the years ended December 31, 2011 and 2009 in the amounts of $0.2 million. The impact of such tax benefits in 2010 was nominal.

The following is a reconciliation of income taxes computed at the federal statutory rate to income tax expense recorded for continuing operations:

	For the year ended December 31,
(In thousands)	2011	2010	2009
Computed income taxes at U.S. federal statutory rate	$8,716	$8,642	$13,287
Income passed through to non-controlling interest holders (1)	(327)	(269)	(53)
Foreign tax credits	(1,230)	(500)	(1,421)
State income taxes, net of federal income tax benefit	933	807	856
Taxes on foreign income and losses
Tax expense on foreign income	317	99	78
Permanent differences	358	590	704
Change in reserves	(163)	168	143
Change in valuation allowance	(1,275)	—	—
Deferred tax on foreign earnings not indefinitely reinvested	—	—	(253)
Other	(187)	(291)	(107)

Total income tax provision	$7,142	$9,246	$13,234

(1)	Includes income that is not taxable to the Company. Such income is directly taxable to the Company’s non-controlling interest partners.

The components of the Company’s deferred income tax assets and liabilities are as:

	As of December 31,
(In thousands)	2011	2010
Deferred income tax assets:
Accruals not currently deductible for tax purposes	$13,373	$9,474
Billings in excess of revenues	9,482	7,060
Tax loss carryforwards	10,328	10,315
Foreign tax credits	—	1,281
Fixed and intangible assets	222	220
All other items	645	734

Gross deferred tax assets	34,050	29,084

Valuation allowance for deferred tax assets	(9,872)	(11,441)

Net deferred tax assets	24,178	17,643

Deferred income tax liabilities:
Unbilled revenues	(29,737)	(21,583)
Change in method of accounting	(7,714)	(540)
Fixed and intangible assets	(14,109)	(9,633)
All other items	(1,600)	(1,308)

Gross deferred tax liabilities	(53,160)	(33,064)

Net deferred tax liabilities	$(28,982)	$(15,421)

There are net long-term deferred tax assets totaling $1.4 million and net current deferred tax assets totaling $0.1 million in the Company’s Consolidated Balance Sheets as of December 31, 2011. There were net long-term deferred tax assets totaling $0.9 million and no net current tax assets as of December 31, 2010 in the Company’s Consolidated Balance Sheet.

In assessing the realizability of deferred tax assets, the Company considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. The Company considers the scheduled reversal of deferred tax liabilities and projected future taxable income in making this assessment. Based upon the level of historical taxable income and projections for future taxable income over the periods in which the deferred tax assets are deductible, the Company believes it is more likely than not that the Company will ultimately realize the benefits of these deductible differences as of December 31, 2011. The Company has provided valuation allowances against gross deferred tax assets related primarily to capital loss carryforwards as it has concluded that it is not more likely than not that this benefit will be realized. The amount of the deferred tax asset considered realizable could be reduced in the future if estimates of future taxable income during the carryforward period are reduced.

The Company has gross state net operating loss (“NOL”) carryforwards totaling $27.4 million resulting in net state tax effected NOL’s of $2.2 million, which expire from 2012 to 2031. No state valuation allowances have been established for these deferred tax assets.

The Company is subject to federal and state income tax audits for the periods 2008 through 2011. The Internal Revenue Service is currently performing an audit of the Company’s 2009 consolidated income tax return, which is expected to be finalized during the first quarter of 2012. The Company is also subject to audits in various foreign jurisdictions for tax years ranging from 2005 to the present. Management believes that adequate provisions have been made for income taxes as of December 31, 2011.

The Company continues to focus on tax planning strategies on a U.S. federal, state and local level, including continuing to work towards identifying opportunities to utilize its gross tax assets that have valuation allowances provided against them. Additionally, the Company will, on occasion, engage specialists, in some cases on a contingency basis, to evaluate filed returns and the methodologies used in those returns, to determine if the Company can further optimize its tax positions. As a result of these processes, the Company has collected and recorded during 2011 an aggregate net recovery of approximately $1.3 million from one of the major local jurisdictions in which it operates related to a non-income related tax for several prior tax periods.

As discussed in the following caption, “Discontinued Operations”, the Company has deferred tax assets related to capital loss carryforwards that expire between 2014 and 2016.

Discontinued Operations

In certain foreign jurisdictions, the Company’s former Baker Energy subsidiaries were subject to a deemed profits tax that was assessed based on revenue. In other foreign jurisdictions or situations, the Company’s former Baker Energy subsidiaries were subject to income taxes based on taxable income.

Prior to 2009, the Company was in an overall foreign loss position for U.S. Federal income tax purposes, which precluded the Company from utilizing credits for taxes paid in foreign jurisdictions. However, as a result of generating sufficient foreign source income to offset the Company’s overall foreign loss, the Company was able to utilize a portion of those tax credits in 2009, resulting in the reversal of deferred tax liabilities for a net impact of $5.9 million, related to unremitted foreign source earnings which are taxable for U.S. federal tax purposes, but can be offset if there are sufficient foreign tax credits that can be utilized.

As a result of the sale of Energy, the company realized certain tax gains and losses. The sale of certain of these foreign entities resulted in U.S. taxable gains for which foreign tax credits became available. In 2009, the Company recorded a deferred tax asset of $2.0 million related to these credits along with a $1.5 million valuation allowance. Also included in discontinued operations in 2009 was foreign tax expense of approximately $2.0 million related to operations of the Energy business. The sale also resulted in approximately $19.0 million of capital losses for which a deferred tax asset and related valuation allowance totaling $6.7 million was recorded as it was not more likely than not that such capital losses could be utilized within the five-year carryforward period. The Company also recorded a full valuation allowance against $2.0 million in net deferred tax assets related to Legacy Baker Energy insurance liabilities. These liabilities are reimbursable from the buyer but the related accounts receivable was already included within the previously mentioned capital loss. Payment of such liabilities will result in tax deductions that will increase the net capital loss carryforward.

During 2010, the Company incurred additional non-deductible expenses related to its discontinued operations totaling $2.5 million and paid insurance liabilities totaling $1.8 million. This had the effect of increasing the capital loss carryforward and related valuation allowance to $23.3 million and $8.2 million, respectively. Additionally, the Company’s valuation allowance against its deferred tax asset for insurance liabilities was reduced from $2.0 million to $1.4 million. Similarly, during 2011, this activity increased the capital loss carryforward and related valuation allowance by $1.0 million and $0.4 million, respectively. As of December 31, 2011, the Company’s capital loss carryforward and related valuation allowance totaled $24.2 million and $8.9 million, respectively and the Company’s valuation allowance against its deferred tax asset for insurance liabilities was reduced from $1.4 million to $1.0 million. The Company also received a foreign dividend from one of its remaining international continuing operations entities totaling $0.2 million, which was used to reduce the Company’s capital loss carryforward.

Available-For-Sale Securities	12 Months Ended
Dec. 31, 2011
Available-For-Sale Securities [Abstract]
AVAILABLE-FOR-SALE SECURITIES
8.	AVAILABLE-FOR-SALE SECURITIES

The Company’s available-for-sale securities are primarily comprised of highly rated Corporate, U.S. Treasury, and U.S. federally-sponsored Agency Bonds and are recorded at fair value. The Company held available-for-sale securities of $12,323,000 and $9,795,000 million as of December 31, 2011 and 2010, respectively. Interest income from the available-for-sale securities was $227,000 for 2011, $178,000 for 2010, and was nominal for 2009. The available-for-sale securities held as of December 31, 2009 were purchased late in December 2009 and had no unrealized gains or losses.

The following table presents the Company’s debt securities as of December 31, 2011 and 2010:

(In thousands)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Debt securities
December 31, 2010	$9,812	$23	$(40)	$9,795
December 31, 2011	$12,370	$36	$(83)	$12,323

The following table presents the Company’s maturities of debt securities at fair value as of December 31, 2011:

(In thousands)
Mature within one year	$2,822
Mature in one to five years	9,501
Total	$12,323

Fair Value Measurements	12 Months Ended
Dec. 31, 2011
Fair Value Measurements [Abstract]
FAIR VALUE MEASUREMENTS
9.	FAIR VALUE MEASUREMENTS

The FASB’s guidance defines fair value as the exit price associated with the sale of an asset or transfer of a liability in an orderly transaction between market participants at the measurement date. Under this guidance, valuation techniques used to measure fair value must maximize the use of observable inputs and minimize the use of unobservable inputs. In addition, this guidance establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include:

•	Level 1 — Quoted prices in active markets for identical assets or liabilities.

•

Level 2 — Inputs other than Level 1 that are observable, either directly or indirectly, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

•

Level 3 — Unobservable inputs (i.e. projections, estimates, interpretations, etc.) that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities.

As of December 31, 2011 and 2010, the Company held Level 1 cash equivalents as investments in money market funds totaling $1.0 million and $30.3 million, respectively, and Level 1 available-for-sale securities in highly-rated corporate, U.S. Treasury and U.S. federally-sponsored agency bonds totaling $12.3 million and $9.8 million, respectively, in accounts held by major financial institutions.

Property, Plant and Equipment	12 Months Ended
Dec. 31, 2011
Property, Plant and Equipment [Abstract]
PROPERTY, PLANT AND EQUIPMENT
10.	PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment consists of the following:

	As of December 31,
(In thousands)	2011	2010
Land	$486	$486
Buildings and improvements	4,844	5,403
Furniture, fixtures, and office equipment	18,588	15,766
Equipment and vehicles	593	273
Computer hardware	3,295	2,092
Computer software	22,390	21,172
Leasehold improvements	8,140	4,855
Equipment and vehicles under capital lease	247	1,283

Total, at cost	58,583	51,330
Less — Accumulated depreciation and amortization	(37,680)	(34,483)

Net property, plant and equipment	$20,903	$16,847

Depreciation expense for continuing operations was $5,772,000, $4,548,000, and $5,179,000 for the years ended December 31, 2011, 2010 and 2009, respectively. Depreciation expense for discontinued operations was $660,000 for the year ended December 31, 2009. The majority of the Company’s vehicles are leased and are accounted for as operating leases; however, certain of these vehicle leases are accounted for as capital leases. Assets under capital lease in the above table primarily represent vehicles and computer equipment leased by the Company. These assets are being amortized over the shorter of the lease term or the estimated useful life of the assets. Amortization expense for continuing operations related to capital leases was $159,000, $186,000, and $327,000 for the years 2011, 2010, and 2009, respectively. Amortization expense for discontinued operations related to capital leases was $10,000 for the year 2009. As of December 31, 2011 and 2010, the Company had recorded $247,000 and $1,119,000, respectively, in accumulated amortization for assets under capital lease.

Goodwill and Other Intangible Assets	12 Months Ended
Dec. 31, 2011
Goodwill and Other Intangible Assets [Abstract]
GOODWILL AND OTHER INTANGIBLE ASSETS
11.	GOODWILL AND OTHER INTANGIBLE ASSETS

Goodwill and other intangible assets consist of the following:

(In thousands)
Other intangible assets, net	Transportation	Federal	Total
Balance, January 1, 2010	$—	$76	$76
Purchase of LPA	19,260	—	19,260
Less: Amortization	(4,728)	(39)	(4,767)

Balance, December 31, 2010	$14,532	$37	$14,569

Purchase of JMA	—	924	924
Purchase of RBF	3,917	11,750	15,667
Less: Amortization	(7,206)	(1,047)	(8,253)

Balance, December 31, 2011	$11,243	$11,664	$22,907

(In thousands)
Goodwill	Transportation	Federal	Total
Balance, January 1, 2010	$8,916	$710	$9,626
Purchase of LPA	43,815	—	43,815

Balance, December 31, 2010	$52,731	$710	$53,441

Purchase of JMA	—	1,747	1,747
Purchase of RBF	6,603	19,807	26,410

Balance, December 31, 2011	$59,334	$22,264	$81,598

The Company’s goodwill balance is not being amortized and goodwill impairment tests are being performed at least annually. The Company performs its annual evaluation of the carrying value of its goodwill during the second quarter. No goodwill impairment charge was required in connection with these evaluations in 2011 and 2010.

The following table summarizes the Company’s other intangible assets balance as of December 31, 2011:

(In thousands)	Acquisition Date Fair Value	Accumulated Amortization	Carrying Value
Project backlog	$16,459	$(8,657)	$7,802
Customer contracts and related relationships	15,460	(2,260)	13,200
Non-compete agreements	3,671	(2,427)	1,244
Trademark / trade name	1,110	(449)	661

Total	$36,700	$(13,793)	$22,907

These identifiable intangible assets with finite lives are being amortized on a basis approximating the economic value derived from these assets and will be fully amortized as disclosed in the following amortization table. Amortization expense recorded on the other intangible assets balance was $8,253,000, $4,767,000, and $86,000 for the years ended December 31, 2011, 2010 and 2009, respectively.

Estimated future amortization expense for other intangible assets as of December 31, 2011 is as follows:

(In thousands) For the year ending December 31,
2012	$10,142
2013	6,135
2014	3,936
2015	1,244
2016 and beyond	1,450

Total	$22,907

Commitments and Contingencies	12 Months Ended
Dec. 31, 2011
Commitments and Contingencies [Abstract]
COMMITMENTS AND CONTINGENCIES
12.	COMMITMENTS & CONTINGENCIES

Commitments

The Company has certain guarantees and indemnifications outstanding which could result in future payments to third parties. These guarantees generally result from the conduct of the Company’s business in the normal course. The Company’s outstanding guarantees as of December 31, 2011 were as follows:

Maximum undiscounted future payments
Standby letters of credit*:
Insurance related	$7.1
Other	1.3
Performance and payment bonds*	12.5

*	These instruments require no associated liability on the Company’s Consolidated Balance Sheet.

The Company’s banks issue standby letters of credit (“LOCs”) on the Company’s behalf under the Unsecured Credit Agreement (the “Credit Agreement”) as discussed more fully in the “Long-Term Debt and Borrowing Agreements” note. As of December 31, 2011, the majority of the balance of the Company’s outstanding LOCs were issued to insurance companies to serve as collateral for payments the insurers are required to make under certain of the Company’s self-insurance programs. These LOCs may be drawn upon in the event that the Company does not reimburse the insurance companies for claims payments made on its behalf. These LOCs renew automatically on an annual basis unless either the LOCs are returned to the bank by the beneficiaries or the banks elect not to renew them.

Bonds are provided on the Company’s behalf by certain insurance carriers. The beneficiaries under these performance and payment bonds may request payment from the Company’s insurance carriers in the event that the Company does not perform under the project or if subcontractors are not paid. The Company does not expect any amounts to be paid under its outstanding bonds as of December 31, 2011. In addition, the Company believes that its bonding lines will be sufficient to meet its bid and performance bonding needs for at least the next year.

The Company indemnified the buyer of Baker Energy for certain legacy costs related to its former Energy segment in excess of amounts accrued as of the transaction date. These costs include but are not limited to insurance and taxes. Reflected in the Consolidated Balance Sheets are both liabilities and assets related to Baker Energy’s workers’ compensation, automobile and health insurances through September 30, 2009. As part of the sale of Baker Energy, the buyer agreed to assume the liabilities associated with those insurances, subject to certain indemnifications, as of September 30, 2009. However, corresponding liabilities representing the reserves associated with these insurances, including reserves for incurred but not reported claims, are included in the Consolidated Balance Sheets as those insurances are written to the Company, rather than to a Baker Energy entity. As such, the Company is required to maintain reserves for these insurances in its Consolidated Balance Sheets. As the buyer assumed the liabilities associated with these insurances as of the closing balance sheet, the Company has also recorded a corresponding receivable from the buyer representing the amount of the aggregate insurance liabilities as of September 30, 2009 for the Energy Business, less reimbursements made to the Company through December 31, 2011. As of December 31, 2011 and December 31 2010, there were approximately $3.3 million and $4.7 million, respectively, of Baker Energy insurance liabilities primarily related to workers’ compensation recorded in the Company’s Consolidated Balance Sheet, with a corresponding receivable of approximately $2.5 million and $3.3 million as of December 31, 2011 and December 31, 2010, respectively.

Contingencies

Camp Bonneville Project.    In 2006, Michael Baker Jr., Inc. (“MB Jr.”), a subsidiary of the Company, entered into a contract whereby it agreed to perform certain services (the “Services”) in connection with a military base realignment and closure (“BRAC”) conservation conveyance of the Camp Bonneville property (the “Property”) located in Clark County, Washington. The Property was formerly owned by the United States Army (the “Army”). MB Jr’s. contract for the performance of the Services is with the Bonneville Conservation Restoration and Renewal Team (“BCRRT”), a not-for-profit corporation which holds title to the Property. BCRRT, in turn, had a contract with Clark County, Washington (the “County”) to perform services in connection with the Property and was signatory to a prospective purchaser consent decree (“PPCD”) with the Washington Department of Ecology (“WDOE”) regarding cleanup on the Property. The County is funding the services through an Environmental Services Cooperative Agreement (“ESCA”) grant from the Army and ultimately intends to use the Property as a park when cleanup is complete. As part of the Services, MB Jr., through a subcontractor, MKM Engineers (“MKM”), was performing remediation of hazardous waste and military munitions including Munitions and Explosives of Concern (“MEC”) on the Property.

Based upon the discovery of additional MEC to be remediated at the site, the WDOE significantly increased the cleanup required to achieve site closure. WDOE put a Cleanup Action Plan (“CAP”) containing these increased requirements out for public comment on June 8, 2009 at which point BCRRT, with the assistance of MB Jr. and MKM, entered into dispute resolution with WDOE regarding the CAP. Dispute resolution concluded without the parties reaching agreement.

On or about August 31, 2011, MB Jr., the County, BCRRT, and MKM entered into an Amended and Restated Settlement Agreement (the “Amended Agreement”) superseding a contingent settlement agreement that was previously entered into by the parties. According to the agreement, once the parties’ respective obligations under the Amended Agreement were satisfied, the Amended Agreement provided for a full release of all parties. Upon these releases being issued, the Company would have no further obligations or exposure resulting from its current agreements for the Camp Bonneville Project. It appeared that all contingencies under the Amended Agreement would be satisfied, and as a result, it was anticipated that these releases would be issued on September 15, 2011 in conjunction with a closing (the “Closing”) at which all documents necessary to effectuate the terms of the Amended Agreement would be exchanged. Under the Amended Agreement, the County was to make final payment to BCRRT at the Closing. Just prior to the anticipated closing date, the Company learned of an issue between BCRRT and the Washington Department of Revenue (WDOR) over BCRRT’s payment of Business & Occupational (B&O) taxes. Because of the issue, BCRRT has been unable to provide a Certificate of Payment from the WDOR indicating the BCRRT’s tax obligations have been satisfied as required in order for the County to pay BCRRT, and the Closing was delayed. Subsequently, BCRRT agreed to allow the closing to go forward, with the County holding back the amount in dispute between BCRRT and the WDOR. On November 9, 2011, the closing occurred, upon which the agreements for the project were cancelled, Baker was released from all liability under those agreements, and Baker received a payment of $75,000 for work performed for BCRRT on the project. As of December 31, 2011, no liabilities exist with respect to this matter and the Company now considers it closed.

SEC Review.    In May 2011, the Securities and Exchange Commission (“SEC”) completed a review of the circumstances that led to the Company’s failure to maintain accurate books, records and accounts resulting in a restatement of the Company’s financial statements for 2006 and the first three quarters of 2007. The Company fully cooperated with the SEC and, although the Company neither admitted nor denied the SEC claims, the Company consented to an injunction enjoining the Company from future violations of applicable securities laws. The revenue-related restatement resulted from actions by employees at the Company’s previously-owned Energy segment in Houston, Texas, which the Company sold in September 2009. Upon discovering the actions in question, the Company immediately commenced an internal investigation, voluntarily restated its financials, and took steps to further strengthen its internal controls to prevent a reoccurrence of such a situation.

Legal Proceedings.    The Company has been named as a defendant or co-defendant in certain other legal proceedings wherein damages are claimed. Such proceedings are not uncommon to the Company’s business. After consultations with counsel, management believes that it has recognized adequate provisions for probable and reasonably estimable liabilities associated with these proceedings, and that their ultimate resolutions will not have a material impact on its consolidated financial statements.

Defense Contract Audit Agency (“DCAA”) or applicable state agencies.    The Company’s federal and state government contracts are subject to the U.S. Federal Acquisition Regulations (“FAR”). All federal, state and local public agencies are subject to periodic routine audits, which generally are performed by the DCAA or applicable state or local agencies. These agencies’ audits typically apply to the Company’s overhead rates, cost proposals, incurred government contract costs and internal control systems. During the course of its audits, the auditors may question incurred costs if it believes the Company has accounted for such costs in a manner inconsistent with the requirements of the FAR or the U.S. Cost Accounting Standards, and may recommend that certain costs be disallowed. Historically, the Company has not experienced significant disallowed costs as a result of these audits; however, management cannot provide assurance that future audits will not result in material disallowances of incurred costs. For certain cost-plus type contracts, the Company will invoice based on preliminary overhead rates; such rates are then adjusted to actual overhead rates through the audit process. The Company provides reserves for contracts for which it believes its preliminary overhead rates are in excess of its actual overhead rates. In cases where the actual overhead rates are in excess of its preliminary overhead rates, the Company does not record any amounts associated with this incremental reimbursable amount until realized, as these types of contracts frequently have clauses that cast some doubt upon ultimate realization, such as funding limitations.

Self-Insurance.    Insurance coverage is obtained for catastrophic exposures, as well as those risks required to be insured by law or contract. The Company requires its insurers to meet certain minimum financial ratings at the time the coverages are placed; however, insurance recoveries remain subject to the risk that the insurer will be financially able to pay the claims as they arise. The Company is insured with respect to its workers’ compensation and general liability exposures subject to certain deductibles or self-insured retentions. Loss provisions for these exposures are recorded based upon the Company’s estimates of the total liability for claims incurred. Such estimates utilize certain actuarial assumptions followed in the insurance industry.

The Company is self-insured for its primary layer of professional liability insurance through a wholly-owned captive insurance subsidiary. The secondary layer of the professional liability insurance continues to be provided, consistent with industry practice, under a “claims-made” insurance policy placed with an independent insurance company. Under claims-made policies, coverage must be in effect when a claim is made. This insurance is subject to standard exclusions.

The Company establishes reserves for both insurance-related claims that are known and have been asserted against the Company, as well as for insurance-related claims that are believed to have been incurred but have not yet been reported to the Company’s claims administrators as of the respective balance sheet dates. The Company includes any adjustments to such insurance reserves in its consolidated results of operations.

The Company is self-insured with respect to its primary medical benefits program subject to individual retention limits. As part of the medical benefits program, the Company contracts with national service providers to provide benefits to its employees for medical and prescription drug services. The Company reimburses these service providers as claims related to the Company’s employees are paid by the service providers.

Reliance Liquidation.    The Company’s professional liability insurance coverage had been placed on a claims-made basis with Reliance Insurance Group (“Reliance”) for the period July 1, 1994 through June 30, 1999. In 2001, the Pennsylvania Insurance Commissioner placed Reliance into liquidation. Due to the subsequent liquidation of Reliance, the Company is currently uncertain what amounts paid by the Company to settle certain claims totaling in excess of $2.5 million will be recoverable under the insurance policy with Reliance. The Company is pursuing a claim in the Reliance liquidation and believes that some recovery will result from the liquidation, but the amount of such recovery cannot currently be estimated. The Company had no related receivables recorded from Reliance as of both December 31, 2011 and 2010.

Leases	12 Months Ended
Dec. 31, 2011
Leases [Abstract]
LEASES
13.	LEASES

The Company’s non-cancelable leases relate to office space, computer hardware and software, office equipment and vehicles with lease terms ranging from 1 to 12 years. Rent expense under non-cancelable operating leases for continuing operations was $21,922,000, $18,713,000, and $15,701,000 for the years ended December 31, 2011, 2010, and 2009, respectively. Rent expense under non-cancelable operating leases for discontinued operations was $1,716,000 for the year ended December 31, 2009.

Future annual minimum lease payments under non-cancelable operating leases as of December 31, 2011 were as follows:

(In thousands) For the year ending December 31,	Operating lease obligations
2012	$24,873
2013	20,619
2014	18,295
2015	14,706
2016	12,669
Thereafter	30,495

Total	$121,657

Long-Term Debt and Borrowing Agreements	12 Months Ended
Dec. 31, 2011
Long-Term Debt and Borrowing Agreements [Abstract]
LONG-TERM DEBT AND BORROWING AGREEMENTS
14.	LONG-TERM DEBT AND BORROWING AGREEMENTS

On September 30, 2010, the Company entered into a Credit Agreement, with a consortium of financial institutions that provides for an aggregate commitment of $125.0 million revolving credit facility with a $50 million accordion option through September 30, 2015. The Credit Agreement includes a $5.0 million swing line facility and $20.0 million sub-facility for the issuance of LOCs. As of December 31, 2011 and 2010, there were no borrowings outstanding under the Company’s respective credit agreements and outstanding LOCs were $8.4 million and $7.7 million, respectively.

Under the Credit Agreement, the Company pays bank commitment fees on the unused portion of the commitment, ranging from 0.20% to 0.35% per year based on the Company’s leverage ratio. There were no borrowings during both the years ended December 31, 2011 and 2010.

The Credit Agreement provides pricing options for the Company to borrow at the bank’s prime interest rate or at LIBOR plus an applicable margin determined by the Company’s leverage ratio based on a measure of indebtedness to earnings before interest, taxes, depreciation, and amortization (“EBITDA”). The Credit Agreement also contains usual and customary negative covenants for a credit facility, requires the Company to meet minimum leverage and interest and rent coverage ratio covenants, and places certain limitations on dividend payments. The Agreement also contains usual and customary provisions regarding acceleration. In the event of certain defaults by the Company under the credit facility, the lenders will have no further obligation to extend credit and, in some cases, any amounts owed by the Company under the credit facility will automatically become immediately due and payable. As of December 31, 2011, the Company was in compliance with the covenants under the Credit Agreement.

Earnings Per Common Share	12 Months Ended
Dec. 31, 2011
Earnings Per Share [Abstract]
EARNINGS PER COMMON SHARE
15.	EARNINGS PER COMMON SHARE

The following is a reconciliation of the numerators and denominators of the basic and diluted earnings per share computations:

	For the year ended December 31,
(In thousands, except per share data)	2011	2010	2009
Net income from continuing operations	$17,758	$15,446	$24,728
Less: Net income attributable to noncontrolling interests — continuing operations	(934)	(768)	(156)

Net income from continuing operations attributable to Michael Baker Corporation	16,824	14,678	24,572
Net income/(loss) from discontinued operations attributable to Michael Baker Corporation	480	(2,512)	2,484
Net loss from discontinued operations attributable to noncontrolling interests	—	—	(135)

Net income attributable to Michael Baker Corporation	$17,304	$12,166	$26,921
Basic:
Weighted average shares outstanding	9,300	8,929	8,855
Earnings/(loss) per share:
Continuing operations	$1.81	$1.64	$2.77
Discontinued operations	0.05	(0.28)	0.27

Total	$1.86	$1.36	$3.04
Diluted:
Effect of dilutive securities -
Contingently issuable shares and stock based compensation	68	224	78
Weighted average shares outstanding	9,368	9,153	8,933
Earnings/(loss) per share:
Continuing operations	$1.80	$1.60	$2.75
Discontinued operations	0.05	(0.27)	0.26

Total	$1.85	$1.33	$3.01

As of December 31, 2011, 2010, and 2009, there were 72,000, 48,000, and 32,000, respectively, of the Company’s stock options that were excluded from the computations of diluted shares outstanding because the option exercise prices were more than the average market price of the Company’s common shares.

Capital Stock	12 Months Ended
Dec. 31, 2011
Capital Stock [Abstract]
CAPITAL STOCK
16.	CAPITAL STOCK

In 1996, the Board of Directors authorized the repurchase of up to 500,000 shares of the Company’s Common Stock in the open market and in 2003 authorized an additional repurchase of up to 500,000 shares for a total authorization of 1,000,000 shares. As of December 31, 2011, 525,989 treasury shares had been repurchased under the Board’s authorizations and 24,782 have been reissued from Treasury. Under the Credit Agreement, the Company’s treasury share repurchases cannot exceed $10.0 million during any rolling twelve-month period.

The Articles of Incorporation authorize the issuance of 6,000,000 shares of Series B Common Stock, par value $1 per share, which would entitle the holders thereof to ten votes per share on all matters submitted for shareholder votes. As of December 31, 2011 and 2010, there were no shares of such Series B Stock outstanding. The Company has no plans of issuing any Series B Common Stock in the near future. The Articles of Incorporation also authorize the issuance of 300,000 shares of Cumulative Preferred Stock, par value $1 per share. As of December 31, 2011 and 2010, there were no shares of such Preferred Stock outstanding.

In 1999, the Board of Directors adopted a Rights Agreement (the “Rights Agreement”). In connection with the Rights Agreement, the Company declared a distribution of one Right (a “Right”) for each outstanding share of Common Stock to shareholders of record at the close of business on November 30, 1999. The Rights will become exercisable after a person or group, excluding the Company’s Baker 401(k) Plan, (“401(k) Plan”) has acquired 25% or more of the Company’s outstanding Common Stock or has announced a tender offer that would result in the acquisition of 25% or more of the Company’s outstanding Common Stock. The Board of Directors has the option to redeem the Rights for $0.001 per Right prior to their becoming exercisable. On November 5, 2009, the Company extended the term of the Rights Agreement by three years. The Rights will now expire on November 16, 2012, unless they are earlier terminated, exchanged or redeemed.

Assuming the Rights have not been redeemed, after a person or group has acquired 25% or more of the Company’s outstanding Common Stock, each Right (other than those owned by a holder of 25% or more of the Common Stock) will entitle its holder to purchase, at the Right’s then current exercise price, a number of shares of the Company’s Common Stock having a value equal to two times the exercise price of the Rights. In addition, at any time after the Rights become exercisable and prior to the acquisition by the acquiring party of 50% or more of the outstanding Common Stock, the Board of Directors may exchange the Rights (other than those owned by the acquiring person or its affiliates) for the Company’s Common Stock at an exchange ratio of one share of Common Stock per Right.

Baker 401(k) Plan	12 Months Ended
Dec. 31, 2011
Baker 401(k) Plan/Multiemployer Pension Plans [Abstract]
BAKER 401(k) PLAN
17.	BAKER 401(k) PLAN

The Company maintains a defined contribution retirement program through its 401(k) Plan, in which substantially all employees are eligible to participate. The 401(k) Plan offers participants several investment options, including a variety of mutual funds and Company stock. Contributions to the 401(k) Plan are derived from a 401(k) Salary Redirection Program with a Company matching contribution, and a discretionary contribution as determined by the Board of Directors. Under the 401(k) Salary Redirection Program, the Company matches up to 100% of the first 3% and 50% of the next 3% of eligible salary contributed, thereby providing the opportunity for a Company match of as much as 4.5% of eligible salary contributed. On May 16, 2011 and in conjunction with the Company’s cost reduction program, the Company put into place an initiative that reduced a portion of the employer match for the 401(k) plan for the remainder of 2011 only. The Company’s matching contributions are invested not less than 25% in its Common Stock (purchased through open market transactions), with the remaining 75% being available to invest in mutual funds or its Common Stock, as directed by the participants. The Company’s required cash contributions under this program amounted to $5,823,000, $5,999,000, and $6,065,000 in 2011, 2010, and 2009, respectively, for continuing operations. The Company’s required cash contributions under this program amounted to $1,010,000 in 2009, for discontinued operations.

As of December 31, 2011, the market value of all 401(k) Plan investments was $261 million, of which 7% represented the market value of the 401(k) Plan’s investment in the Company’s Common Stock. The Company’s 401(k) Plan held 10% of both the shares and voting power of its outstanding Common Stock as of December 31, 2011. Each participant who has shares of the Company’s Common Stock allocated to their account will have the authority to direct the Trustee with respect to the vote and all non-directed shares will be voted in the same proportion as the directed shares.

The employees of LPA remained in the legacy LPA 401(k) plan until December 31, 2010 and were transitioned to the Company’s 401(k) Plan effective January 1, 2011. As of December 31, 2010, the Company had an accrual related to the LPA 401(k) plan of $0.5 million, which was funded in 2011.

The employees of JMA were transitioned to the Company’s 401(k) Plan effective September 1, 2011.

As of December 31, 2011, the employees of RBF remained on the legacy RBF 401(k) Plan and will be transitioned to the Company’s 401(k) Plan during 2012. As of December 31, 2011, the Company had an accrual related to the RBF 401(k) Plan of $0.4 million and the market value of all RBF 401(k) Plan investments was $88.4 million.

Multiemployer Pension Plans	12 Months Ended
Dec. 31, 2011
Baker 401(k) Plan/Multiemployer Pension Plans [Abstract]
MULTIEMPLOYER PENSION PLANS
18.	MULTIEMPLOYER PENSION PLANS

With the RBF acquisition, the Company added a total of approximately 30 surveyors in Southern California belong to The International Union of Operating Engineers, Local Union No. 12 (“Local No. 12”) and in Northern California belong to Operating Engineers Local Union No. 3 (Technical Engineers and General Surveying for Northern California and Northern Nevada) (“Local No. 3”). RBF is a member of two employer-representative associations, the Southern California Association of Civil Engineers and Land Surveyors and the California & Nevada Civil Engineers and Land Surveyors Association. These associations provide assistance with pay rate and benefits negotiations with respective labor unions and the current labor agreement for Local No. 12 is in effect from October 1, 2010 to October 1, 2013 and for Local No. 3 is in effect from April 1, 2012 to February 28, 2015.

As part of the RBF acquisition on October 3, 2011, the Company began contributing to two trusteed multiemployer defined benefit pension plans for the union employees under the labor agreements. Contributions are based on the hours worked by employees covered under these agreements and are charged to direct costs of contracts on a current basis. Under the Employee Retirement Income Security Act, a contributor to a multiemployer plan is liable, upon termination or withdrawal from a plan, for its proportionate share of a plan’s unfunded vested liability. As of December 31, 2011 the Company’s proportionate share of estimated unfunded liability for Local No. 12’s multiemployer pension plan was $2,550,000 and for Local No. 3’s multiemployer pension plan was $953,000. The Company’s combined contributions to these multiemployer pension plans from October 1, 2011 through December 31, 2011 were $248,000.

Deferred Compensation Plan	12 Months Ended
Dec. 31, 2011
Deferred Compensation Plan [Abstract]
DEFERRED COMPENSATION PLAN
19.	DEFERRED COMPENSATION PLAN

The Company has a nonqualified deferred compensation plan that provides benefits payable to non-employee directors at specified future dates, upon retirement, or death. Under the plan, participants may elect to defer their compensation received for their services as directors. This deferred compensation plan is unfunded; therefore, benefits are paid from the general assets of the Company. Participant cash deferrals earn a return based on the Company’s long-term borrowing rate as of the beginning of the plan year. The total of participant deferrals, which is reflected as “Other long-term liabilities” in the Company’s Consolidated Balance Sheets, was approximately $1,025,000 and $984,000 as of December 31, 2011 and 2010, respectively.

Stock Based Compensation	12 Months Ended
Dec. 31, 2011
Stock Based Compensation [Abstract]
STOCK BASED COMPENSATION
20.	STOCK BASED COMPENSATION

As of December 31, 2011, the Company has two active equity incentive plans under which stock awards can be issued. Under the Michael Baker Corporation Long-Term Incentive Plan approved by the Company’s shareholders in 2010 (the “Long-Term Plan”), the Company is authorized to grant stock options, stock appreciation rights (“SARs”), restricted stock, restricted stock units, performance share units and other stock-based awards for an aggregate of 500,000 shares of Common Stock to employees through April 8, 2020. Under the Long-Term Plan, outstanding restricted stock awards vest in equal annual increments over three years. Under the amended 1996 Non-employee Directors’ Stock Incentive Plan (the “Directors’ Plan”), the Company is authorized to grant options and restricted shares for an aggregate of 400,000 shares of Common Stock to non-employee board members through February 18, 2014. The options under the Directors’ Plan become fully vested on the date of grant and become exercisable six months after the date of grant. The restrictions on the restricted shares under the Directors’ Plan lapse after two years. Under the Directors’ Plan, the exercise price of each option equals the average market price of the Company’s stock on the date of grant. Under the Long-Term Plan and the Directors’ Plan, the restricted shares awarded are equal to the closing price of the Company’s stock on the date of the grant. Vested options remain exercisable for a period of ten years from the grant date under the plans. From the date a restricted share award is effective, the awardee will be a shareholder and have all the rights of a shareholder, including the right to vote such shares. Restricted shares may not be sold or assigned during the restriction period commencing on the date of the award.

As of both December 31, 2011 and 2010, the restrictions had not lapsed on 24,000 shares of the Company’s restricted stock awarded under the Directors’ Plan. As of December 31, 2011 and 2010, the restrictions had not lapsed on 98,208 and 70,907 shares, respectively, of the Company’s restricted stock awarded under the Long-Term Plan. As of both December 31, 2011 and 2010, all outstanding options were fully vested under the Directors’ Plan. There were 104,000 and 92,000 exercisable options as of December 31, 2011 and 2010, respectively, under the Directors’ Plan. Unearned compensation related to restricted stock awards was approximately $2,427,000 and $2,352,000 as of December 31, 2011 and 2010, respectively.

The following table summarizes all restricted stock issued:

	Restricted shares	Weighted average issuance price per share
Balance at January 1, 2009	19,500	$33.42

Restricted shares granted	12,000	40.46
Restricted shares vested	(7,500)	26.86

Balance at December 31, 2009	24,000	38.99

Restricted shares granted	82,907	34.94
Restricted shares vested	(12,000)	37.53

Balance at December 31, 2010	94,907	35.63

Restricted shares granted	72,866	27.18
Restricted shares vested	(45,565)	35.24

Balance at December 31, 2011	122,208	$30.74

Under the Long-Term Plan, participants may elect to withhold shares to satisfy their tax obligations related to vesting shares. Shares withheld are reflected as treasury share purchases in the accompanying Consolidated Balance Sheets and Consolidated Statements of Shareholders’ Investment. For the year ended December 31, 2011, the Company purchased 3,648 shares aggregating $86,361 due to these elections.

The following table summarizes all stock options outstanding:

	Shares subject to option	Weighted average exercise price per share	Aggregate intrinsic value	Weighted average contractual life remaining in years
Balance at January 1, 2009	128,463	$18.48	$2,377,316	5.4

Options granted	16,000	40.46
Options exercised	(40,000)	15.81

Balance at December 31, 2009	104,463	22.87	1,935,885	5.3

Options granted	16,000	37.23
Options exercised	(6,162)	8.16

Balance at December 31, 2010	114,301	25.67	971,014	5.3

Options granted	16,000	25.18
Options exercised	(14,324)	14.06
Options forfeited or expired	(11,977)	13.69

Balance at December 31, 2011	104,000	$28.57	$126,570	6.2

The weighted average fair value using the Black-Scholes option pricing model of options granted during 2011, 2010, and 2009 was $13.64, $19.70, and $22.46, respectively. The total intrinsic value of stock options exercised during the years ended December 31, 2011, 2010, and 2009 was $109,000, $196,000, and $880,000, respectively. As of December 31, 2011, 364,270 shares of the Company’s Common Stock were available for future grants under the Long-Term Plan and 75,000 shares of the Company’s Common Stock were available for future grants under the Directors’ Plan.

The following table summarizes information about stock options outstanding as of December 31, 2011:

	Options outstanding			Options exercisable
Range of exercise prices	Number of options	Average life(1)	Weighted average exercise price	Number of options	Weighted average exercise price
$8.52 — $8.55	6,000	1.3	$8.55	6,000	$8.55
$10.025 — $15.625	10,000	1.5	13.59	10,000	13.59
$20.16 — $26.86	40,000	6.5	23.53	40,000	23.53
$37.225 — $40.455	48,000	7.5	38.40	48,000	38.40

Total	104,000	6.2	$28.57	104,000	$28.57

(1)	Average life remaining in years.

The fair value of options on the respective grant dates was estimated using a Black-Scholes option pricing model, based on the following assumptions:

	2011	2010	2009
Weighted average risk-free interest rate	2.5%	2.3%	3.2%
Weighted average expected volatility	48.5%	48.3%	47.1%
Expected option life	7.5 years	7.4 years	7.9 years
Expected dividend yield	0.00%	0.00%	0.00%

The average risk-free interest rate is based on the U.S. Treasury yield with a term to maturity that approximates the option’s expected life as of the grant date. Expected volatility is determined using historical volatilities of the underlying market value of the Company’s stock obtained from public data sources. The expected life of the stock options is determined using historical data.

During the second quarter of 2008, the Company issued 40,000 SARs, which vested at varying intervals over a three-year period, in connection with the Company’s Chief Executive Officer’s employment agreement. The fair value of the SARs was estimated using a Black-Scholes option pricing model. In June 2011, all of these SARs were vested and were redeemed for 3,957 shares of the Company’s common stock made available under the Long-Term Plan.

In April 2010, the Company’s Board of Directors adopted the Michael Baker Corporation Employee Stock Purchase Plan (the “ESPP”). The first day of each quarter is an offering date and the last day of each quarter is a purchase date. The first purchase period began on January 1, 2011. Employees are able to purchase shares of Common Stock under the ESPP at 90% of the fair market value of the Common Stock on the purchase date. The company issued 54,073 shares under the ESPP during the year ended December 31, 2011. The maximum number of shares of Common Stock which may be issued pursuant to the ESPP is 750,000 shares.

The Company recognized total stock based compensation expense under the caption “Selling, general and administrative expenses” in the Consolidated Statement of Income related to its restricted stock, options, ESPP and SARs of $2,328,000, $1,384,000, and $1,063,000 for the years ended December 31, 2011, 2010 and 2009, respectively.

Restructuring Charges	12 Months Ended
Dec. 31, 2011
Restructuring Charges [Abstract]
RESTRUCTURING CHARGES
21.	RESTRUCTURING CHARGES

The Company’s key transportation clients are continuing to exercise a significant amount of caution in granting new infrastructure projects or entering into extensions of existing commitments, as well as placing certain funded projects on hold. As a result, in the second and third quarters of 2011, the Company announced and implemented reduction in force programs.

For the year ended December 31, 2011, the Company paid and recognized charges related to the reduction in force under the caption “Selling, general and administrative expenses” in the Consolidated Statement of Income totaling approximately $2.2 million, which includes severance payments and COBRA subsidy medical benefits provided to severed employees. This amount was recorded at the Corporate level then allocated to the Federal and Transportation segments based on direct labor. In addition, other savings initiatives were put in place that included a reduction in a portion of the employer match for the Michael Baker Corporation 401(k) Plan for the remainder of the year, a delay in annual salary increases until the end of the third quarter of 2011 and the elimination of benefits for certain reduced-work-schedule employees. The reduction in force programs are complete and the Company does not anticipating incurring any additional restructuring charges in 2012.

Related Party Transactions	12 Months Ended
Dec. 31, 2011
Related Party Transactions [Abstract]
RELATED PARTY TRANSACTIONS
22.	RELATED PARTY TRANSACTIONS

Effective April 25, 2001, the Company entered into a consulting agreement with Richard L. Shaw when he retired from his position as Chief Executive Officer. Through subsequent amendments, this agreement has been extended through April 26, 2013. The consulting agreement provides an annual compensation amount for consulting services in addition to the Company covering the costs of health insurance and maintaining life insurance for the executive. The consulting agreement provides for consulting fees of $106,000 per year which are included in the Company’s Consolidated Statements of Income. The consulting agreement also provides for a supplemental retirement benefit of $5,000 per month as well as the continuation of the life and health insurance benefits commencing at the expiration of the consulting term.

Supplemental Disclosures of Cash Flow Data	12 Months Ended
Dec. 31, 2011
Supplemental Disclosures of Cash Flow Data [Abstract]
SUPPLEMENTAL DISCLOSURES OF CASH FLOW DATA
23.	SUPPLEMENTAL DISCLOSURES OF CASH FLOW DATA

The following table is provided as a supplement to the Company’s indirect-method statement of cash flows:

	For the year ended December 31,
(In thousands)	2011	2010	2009
Common stock issued in the RBF acquisition, 203,218 shares	$3,587	$—	$—
Common stock (reclaimed)/issued in the LPA acquisition, 2,022 and 226,447 shares, respectively	(40)	8,062	—
Income taxes paid	22,648	14,328	19,286
Income tax refunds	(1,677)	(87)	(436)
Interest paid	23	23	14

Assets acquired on credit or through capital lease obligations were nominal for the years ended December 31, 2011, 2010 and 2009.

Quarterly Results of Operations (Unaudited)	12 Months Ended
Dec. 31, 2011
Quarterly Results of Operations [Abstract]
QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)
24.	QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

The following is a summary of the unaudited quarterly results of operations for the two years ended December 31, 2011 and 2010:

	2011 — Three months ended
(In thousands, except per share information)	Mar. 31	June 30	Sept. 30	Dec. 31
Revenues	$121,033	$130,061	$131,139	$156,191
Gross profit	21,129	27,396	27,117	26,612
Income before income taxes and noncontrolling interests	1,532	8,015	9,673	5,680
Net income attributable to Michael Baker Corporation
Continuing operations	748	4,954	7,117	4,005
Discontinued operations	84	(100)	116	380

Total	832	4,854	7,233	4,385
Diluted earnings/(loss) per common share
Continuing operations	0.08	0.53	0.76	0.43
Discontinued operations	0.01	(0.01)	0.01	0.04

Total	$0.09	$0.52	$0.77	$0.47

	2010 — Three months ended
(In thousands, except per share information)	Mar. 31	June 30	Sept. 30	Dec. 31
Revenues	$111,660	$131,757	$135,573	$120,363
Gross profit	21,519	28,599	30,262	18,677
Income/(loss) before income taxes and noncontrolling interests	7,665	9,292	8,390	(655)
Net income/(loss) attributable to Michael Baker Corporation
Continuing operations	4,613	5,554	5,031	(520)
Discontinued operations	(628)	(164)	(682)	(1,038)

Total	3,985	5,390	4,349	(1,558)
Diluted earnings/(loss) per common share
Continuing operations	0.52	0.61	0.54	(0.07)
Discontinued operations	(0.07)	(0.02)	(0.07)	(0.11)

Total	$0.45	$0.59	$0.47	$(0.18)

Valuation and Qualifying Accounts	12 Months Ended
Dec. 31, 2011
Valuation and Qualifying Accounts [Abstract]
Valuation and Qualifying Accounts

Schedule II — Valuation and Qualifying Accounts

(In thousands)		Additions charged to
Description	Beginning balance	Expense		Other accounts		Deductions		Ending balance
For the year ended December 31, 2011:
Income tax valuation allowance	$11,441	$365	(1)	$—		$(1,934	)(2)	$9,872
Allowance for doubtful accounts	601	1,131	(3)	—		(473	)(4)	1,259
For the year ended December 31, 2010:
Income tax valuation allowance	$11,458	$529	(1)	$—		$(546	)(2)	$11,441
Allowance for doubtful accounts	723	519	(3)	—		(641	)(4)	601
For the year ended December 31, 2009:
Income tax valuation allowance	$5,085	$10,518	(5)	$(3,007	)(6)	$(1,138	)(7)	$11,458
Nigerian prepaid tax allowance	1,669	—		(1,669	)(6)	—		—
Allowance for doubtful accounts	2,765	6,761	(3)	(703	)(6)	(8,100	)(4)	723

(1)	Relates to additions to valuation allowances for capital loss carryforwards.

(2)	Relates to reductions in valuation allowances against state net operating losses, foreign tax credits carryforwards, capital loss and other deferred tax assets.

(3)

The expense primarily reflects accounts receivable balances reserved during the year. Accounts receivable balances related to Storm Cat Energy, a customer of our former Energy business, accounted for $6.0 million of the expense for the year ended December 31, 2009.

(4)

The deduction amount primarily reflects accounts receivable balances written off during the year as well as recoveries of allowances previously expensed. The Storm Cat reserves totaling $7.6 million were written off in the third quarter of 2009 and are presented as a reduction.

(5)	Relates to valuation allowances for capital losses totaling approximately $9.0 million and foreign tax credits totaling approximately $1.5 million.

(6)	Primarily relates to reserves that were included in the net assets that were part of the sale of our Energy business.

(7)	Relates to a reduction in federal, state, and foreign net operating losses and related valuation allowances.